                                                                    EXHIBIT 99.1


                         [SL GREEN REALTY CORP. LOGO]












                                 FOURTH QUARTER
                                SUPPLEMENTAL DATA

                                DECEMBER 31, 2000

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust (REIT) that primarily owns, manages, leases, acquires and repositions Class B office properties in emerging, high-growth submarkets of Manhattan.

           o SL Green's common stock and Preferred Income Equity Redeemable Shares ("PIERS" SM), are listed on the New York Stock Exchange, and trade under the symbols: SLG and SLG PrA respectively.

           o SL Green maintains an internet site at WWW.SLGREEN.COM at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not reiterated in this supplemental financial package. This supplemental financial package is available through the Company's Internet site until the Company's annual report on Form 10-K is filed with the Securities and Exchange Commission.

           o This data is presented to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the prospective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may be restated from the data presented herein.

           o Questions pertaining to the information contained herein should be referred to David J. Nettina or Thomas E. Wirth at dave.nettina@slgreen.com or tom.wirth@slgreen.com or at 212-594-2700.

This report includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), expansion and other development trends of the real estate industry, business strategies, expansion and growth of the Company's operations and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, general economic and business conditions, the business opportunities that may be presented to and pursued by the Company, changes in laws or regulations and other factors, many of which are beyond the control of the Company. Any such statements are not guarantees of future performance and actual results or developments may differ materially from those anticipated in the forward-looking statements.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2000 that will subsequently be released on Form 10-K to be filed on or before March 31, 2001 and the 2000 audited financial statements included in the Company's annual report on Form 10-K.

                                    CONTENTS

                                                                  PAGE

Highlights of Current Period Financial Performance                 4-8

Unaudited Financial Statements
         Balance Sheet                                               9
         Statement of Operations                                    11
         Joint Venture Statements                                   13
         Statement of Stockholders' Equity                          15
         Funds From Operations                                      16

Selected Financial Data                                          17-19

Summary of Debt and Ground Lease Arrangements                    20-21

Property Data
         Composition of Property Portfolio                          22
         Top Tenants                                                23
         Leasing Activity Summary                                24-26
         Lease Expiration Schedules                              27-28

Summary of Acquisition Activity                                     29
Summary of Sale Activity                                            30

                              SL GREEN REALTY CORP.
                               FOURTH QUARTER 2000
                                    UNAUDITED
================================================================================

                              FINANCIAL HIGHLIGHTS

EARNINGS PERFORMANCE

     o Fourth quarter Funds From Operations (FFO) were $20.1 million or $0.70 per share (diluted), 15% better than one year ago, when FFO was $16.9 million or $0.61 per share (diluted). Quarterly FFO results exclude extraordinary losses due to early debt extinguishments of $0.5 million in 2000, $0.4 million in 1999, and the $16.8 million gain on the sales of 17 Battery South and 90 Broad Street in 2000. For the full year ended December 31, 2000, FFO was $75.6 million or $2.67 per share (diluted), a 17% improvement over 1999 when FFO was $62.6 million or $2.29 per share (diluted). The full year results exclude extraordinary losses due to early debt extinguished of $0.9 million in 2000 and $1.0 million in 1999, $35.7 million gain on 2000 property sales and $5.7 million gain from the sale of its preferred equity interest in 1370 Avenue of the Americas.

     o The 15% growth in fourth quarter FFO reflects contributions from the following:

     o    Consolidated GAAP NOI increased $2.6 million:

          - $3.9 million increase from same store properties as GAAP revenue increased $4.4 million, net of change in credit loss ($0.4 million),
            (i) $3.6 million in rental revenue as GAAP replacement rents which were 59% higher than the previously fully escalated rents, and (ii) increased escalation and reimbursement income ($1.0 million) related to the increased recovery ($0.8 million) of higher electric expense resulting from the higher electric rates, and increased passthroughs ($0.2 million). The increased electric recovery also includes an adjustment for electric inclusion tenants related to the previous quarters ConEd electric rates. The increased electric recovery represented a normalized 85% recovery rate on the increased costs. Revenue gains were partially offset by $0.4 million of higher operating costs which resulted from: higher utility costs ($0.7 million) primarily due to higher electric rates ($0.6 million) and higher fuel costs ($0.1 million). These increased costs were partially offset by lower repairs and maintenance expense ($0.1 million) and lower advertising and professional fees ($0.1 million). Real estate tax expense also increased $0.1 million as assessed property values increased.

          - $0.7 million increase from the Company's joint ventures primarily due to the purchase of 100 Park Avenue and the contribution of 321 West 44th Street to a joint venture.

          - $1.9 million decrease from wholly-owned properties sold (29 West 34th Street, Bar Building and 17 Battery South) or contributed to a joint venture (321 West 44th Street).

     o Investment income increased $1.8 million due to (i) increase investment in structured finance ($1.6 million) and interest income earned on proceeds from the sales of 17 Battery South and 90 Broad Street ($0.2 million).

     o The Company had higher interest costs ($1.3 million) associated with: higher average debt levels due to acquisition and structured finance debt ($0.7 million), the higher average debt levels due to the funding of ongoing capital projects and working capital requirements ($0.2 million), and higher interest rates from floating rate debt ($0.5 million). The increase was partially offset by proceeds received from the sale of the Company's 35% interest in 90 Broad Street ($0.1 million).

     o MG&A increased $0.5 million from higher personnel costs due to several executive management changes.

     o Non-real estate depreciation increased $0.1 million due to additional amortization of financing costs associated with the company's new line of credit.

     o Equity in income in the service corporation and subsidiaries decreased $0.4 million due to lower tenant-rep income ($0.2 million), and losses from e.Emerge ($0.2 million) which were partially offset by higher fee income earned on Joint Venture management.

OPERATING MARGINS

     QUARTERLY

     o Cash NOI in the 2000 "same store" portfolio rose $5.1 million (27%) from $18.7 million to $23.7 million, and operating margins improved from 48.9% to 55.7%. GAAP NOI increased by $3.9 million, approximately 19% over a year ago, and GAAP operating margins after ground rent improved from 55.2% to 58.7%.

          One of the primary drivers increasing same store cash NOI is the $4.4 million (11%) increase in total revenue (excluding change in credit loss) combined with a $1.2 million reduction in free rent, resulting in a $5.6 million (16%) increase in cash revenue. The decrease in free rent is primarily due to 1372 Broadway ($0.3 million), 420 Lexington Avenue ($0.3 million) and 440 Ninth Avenue ($0.3 million). The decrease in free rent is due to reduced free rent in the 2000 lease concession packages and reduced leasing activity as compared to the 1999 fourth quarter.

          The $4.4 million increase in total revenue is due to:

          1. An increase in rent revenue of $2.5 million resulting from higher replacement rents on approximately 900,000 square feet leased during the year which were 49% greater than previously fully escalated rents primarily at 420 Lexington Avenue ($2.2 million), 711 Third Avenue ($0.6 million) and the balance of increases throughout the portfolio;

          2. The balance of the increase is due to higher escalation and reimbursement income ($1.0 million), consisting of electric reimbursement ($0.8 million) and increased passthrough of operating costs ($0.2 million).

          3.   Rent steps from current in-place tenants ($0.8 million).

          Partially offsetting the total revenue increase were increased operating expenses ($0.4 million) primarily due to higher utility costs ($0.7 million) partially offset by lower repairs and maintenance expense ($0.1 million) and lower advertising and professional fees ($0.1 million). Real estate taxes also increased ($0.1 million) due to higher assessed property values.

          NOTE: The 2000 same store portfolio was adjusted to exclude 17 Battery Place.

     o The Company's consolidated fourth quarter EBITDA margins before ground rent improved to 66.0% compared to 61.6% for 1999. The EBITDA margin after ground rent was 60.2% as compared to 55.5% in the same period of the prior year. These margin improvements are attributable to (i) GAAP NOI growth resulting from leasing 177,000 previously vacant square feet, which increased portfolio occupancy to 98%, and (ii) an average improvement in cash replacement rents over this 12-month period of 42% versus previously fully escalated cash rents, (iii) income from unconsolidated joint ventures, and (iv) income from structured finance.

QUARTERLY LEASING HIGHLIGHTS

     o Vacancy at September 30, 2000 was 247,001 useable square feet net of holdover tenants. During the quarter, 163,927 additional useable office square feet became available at an average escalated cash rent of $29.83 per rentable square foot and 8,467 useable square feet of retail space became available at $54.09 per rentable square foot. In addition, the Company acquired 34,599 useable square feet of vacancy at 180 Madison Avenue. Space available to lease during the quarter totaled 453,994 useable square feet, or 5.0% of the total portfolio.

     o During the fourth quarter, 54 leases were signed totaling 149,274 useable office square feet with new cash rents averaging $41.54 per rentable square foot. Replacement rents were 58% greater than rents on previously occupied space, which had a fully escalated cash rent averaging $25.79 per rentable square foot. Average tenant concessions were one month of free rent and an allowance of $4.99 per rentable square foot. Including early renewals and excluding holdover tenants, the tenant renewal rate was 56%. 13 leases have expired comprising 18,342 useable square feet that are in a holdover status. In addition, the Company sold 64,137 useable square feet of vacancy at 90 Broad Street and 17 Battery South. This results in 222,731 useable square feet remaining vacant at December 31, 2000.

     o The Company signed 1 lease for 2,108 useable square feet that were for the early renewal of a retail tenant. The early renewal was for space that was not scheduled to become available until after the fourth quarter of 2000. The Company was able to renew the current tenant at an average cash rent of $82.98 representing an increase of 16.8% over the previously escalated rents of $71.06.

FOURTH QUARTER INVESTMENT ACTIVITY

     o On September 21, 2000, the Company entered into an agreement to purchase 1370 Broadway for $50.5 million. This 16-story, 255,000 square foot office building is located in the heart of Times Square, directly across the street from 1372 Broadway, another SL Green building. In-place rents are approximately $27.72, approximately 38% below current market levels. The acquisition closed in January 2001. Proceeds from the sale of 17 Battery Place South funded the acquisition to complete a 1031 tax-free exchange.

     o On September 22, 2000, the Company, via a joint venture with Morgan Stanley Real Estate Fund III ("MSREF"), entered into an agreement to purchase 180 Madison Avenue for $41.25 million. The property consists of 265,000 square feet over 23 floors. It is located at the corner of 34th Street and Madison Avenue. SL Green purchased a 49.9% interest in the property in December 2000. The property was acquired as part of a
          Section 1031 tax-free exchange in order to partially defer the capital gain from the sale of 90 Broad Street. SL Green assumed managing and leasing responsibilities for the property.

     o On September 28, 2000, the Company entered into an agreement to purchase various ownership and mortgage interests in One Park Avenue for $233.9 million. This 913,000 square foot, 20-story office building is located between 32nd and 33rd Streets with full block prominence on Park Avenue. The Company also acquired an option to purchase the ground lease position. The acquisition was financed with a $150 million mortgage loan from Lehman Brothers Holdings, Inc. and the Company's unsecured line of credit. This transaction closed on January 10, 2001.

     o The Company completed the previously announced sales of two downtown properties:

          o The first was located at 90 Broad Street. This 339,000 square foot property was jointly owned with MSREF, the property sold for $60 million, or $177 per square foot, in November 2000.

          o The second was a wholly-owned property located at 17 Battery Place South. This property is approximately 400,000 square feet with a contract price of $53 million, or $132 per square foot. The sale was completed in December 2000.

     o    See Property Acquisition Schedule on page 28.

CAPITALIZATION AND LIQUIDITY

     o On October 2, 2000, the Company repaid its $55 million mortgage secured by 420 Lexington Avenue and obtained a new mortgage in the amount of $125 million. The $125 million mortgage has a term of 10 years and bears interest at a fixed rate of 8.44 %.

     o In December, the Company upsized and extended its $60 million Prudential secured line of credit through December 2001.

     o The Company's dividend payout ratio was 55.5% of FFO and 72.5% of FAD before first cycle leasing costs.

     o The Company has increased the annual dividend distribution rate to $1.55, representing an increase of $0.10, or 7%. The increase was effective for the quarterly dividend distribution declared on December 15, 2000 of $0.3875 per common share. The Company also declared a dividend of $0.50 per share of Preferred Income Equity Redeemable Stock payable on January 15, 2001 for shareholders of record as of December 31, 2000.

OTHER

     o Starting January 1, the Company changed its definition of "Same Store" results to include all properties as of 1/1/01 which were owned 12 months or more. Subsequently, the same store group has been adjusted to remove properties sold during the year and will include the following properties:

                                 2001 SAME STORE

673 First Avenue                   1140 Avenue of the Americas          420 Lexington Avenue
470 Park Avenue South              50 West 23rd Street                  1466 Broadway
70 West 36th Street                555 West 57th Street                 440 Ninth Avenue
1414 Avenue of the Americas        633 Third Avenue                     711 Third Avenue
1372 Broadway                      110 East 42nd Street                 1412 Broadway
286 Madison Avenue                 290 Madison Avenue                   292 Madison Avenue
17 Battery North

                            COMPARATIVE BALANCE SHEET
                                    UNAUDITED


($000's omitted)

Standard GAAP Format                                              12/31/2000    12/31/1999        +/-          % CHANGE
                                                                  ----------    ----------        ---          --------

ASSETS
Commercial real estate properties, at cost:
     Land & land interests                                           125,572       132,081        (6,509)          -5%
     Buildings & improvements fee interest                           618,637       632,004       (13,367)          -2%
     Buildings & improvements leasehold                              139,393       132,573         6,820             5%
     Buildings & improvements under capital lease                     12,208        12,208          --               0%
                                                                  ----------    ----------    ----------    ----------
                                                                     895,810       908,866       (13,056)          -1%
Less accumulated depreciation                                        (78,432)      (56,983)      (21,449)           38%
                                                                  ----------    ----------    ----------    ----------
                                                                     817,378       851,883       (34,505)          -4%
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                       65,031        23,441        41,590           177%
    Mortgage loans and preferred equity investments                   51,293        20,000        31,293           156%


Properties held for sale                                              10,895        25,835       (14,940)         -58%
Cash and cash equivalents                                             10,793        21,561       (10,768)         -50%
Restricted cash:
    Tenant security                                                   19,479        17,720         1,759            10%
    Escrows & other                                                   67,344        16,448        50,896           309%
Tenant and other receivables, net of $1,723 reserve at 12/31/00        7,580         5,747         1,833            32%
Related party receivables                                                917           463           454            98%
Deferred rents receivable, net of reserve for
     tenant credit loss of $4,860 at 12/31/00                         45,816        37,015         8,801            24%
Investment in and advances to affiliates                               6,373         4,978         1,395            28%
Deferred costs, net                                                   40,113        30,540         9,573            31%
Other assets                                                          18,142        15,611         2,531            16%
                                                                  ----------    ----------    ----------    ----------

TOTAL ASSETS                                                       1,161,154     1,071,242        89,912             8%
                                                                  ==========    ==========    ==========    ==========


($000's omitted)

Standard GAAP Format                                                9/30/2000    +/-   % CHANGE   6/30/2000       +/-      % CHANGE
                                                                    --------     ---   --------   ---------       ---      --------

ASSETS
Commercial real estate properties, at cost:
     Land & land interests                                           125,572      --         0%     131,991      (6,419)        -5%
     Buildings & improvements fee interest                           609,089     9,548       2%     646,150     (27,513)        -4%
     Buildings & improvements leasehold                              137,441     1,952       1%     135,886       3,507          3%
     Buildings & improvements under capital lease                     12,208      --         0%      12,208        --            0%
                                                                    --------   -------   -----    ---------    --------    -------
                                                                     884,310    11,500       1%     926,235     (30,425)        -3%
Less accumulated depreciation                                        (72,179)   (6,253)      9%     (68,653)     (9,779)        14%
                                                                    --------   -------   -----    ---------    --------    -------
                                                                     812,131     5,247       1%     857,582     (40,204)        -5%
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                       59,632     5,399       9%      63,850       1,181          2%
    Mortgage loans and preferred equity investments                   49,903     1,390       3%      76,962     (25,669)       -33%


Properties held for sale                                              49,890   (38,995)    -78%        --        10,895
Cash and cash equivalents                                             14,064    (3,271)    -23%      15,317      (4,524)       -30%
Restricted cash:
    Tenant security                                                   18,979       500       3%      18,081       1,398          8%
    Escrows & other                                                   15,604    51,740     332%      13,045      54,299        416%
Tenant and other receivables, net of $1,723 reserve at 12/31/00        9,132    (1,552)    -17%       6,851         729         11%
Related party receivables                                                964       (47)     -5%         781         136         17%
Deferred rents receivable, net of reserve for
     tenant credit loss of $4,860 at 12/31/00                         43,452     2,364       5%      42,867       2,949          7%
Investment in and advances to affiliates                               7,943    (1,570)    -20%       7,527      (1,154)       -15%
Deferred costs, net                                                   37,924     2,189       6%      37,922       2,191          6%
Other assets                                                          34,100   (15,958)    -47%      20,057      (1,915)       -10%
                                                                   ---------  --------   -----    ---------    --------    -------

TOTAL ASSETS                                                       1,153,718     7,436       1%   1,160,842         312          0%
                                                                   =========  ========   =====    =========    ========    =======

                            COMPARATIVE BALANCE SHEET
                                    UNAUDITED


($000's omitted)

Standard GAAP Format                                        12/31/2000    12/31/1999        +/-          % CHANGE
                                                            ----------    ----------        ---          --------

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                         414,342       352,693        61,649            17%
Revolving credit facilities                                     46,374        83,000       (36,626)          -44%
Accrued interest payable                                         2,349         2,650          (301)          -11%
Accounts payable and accrued expenses                           27,651        17,167        10,484            61%
Deferred revenue                                                 1,112           306           806           263%
Capitalized lease obligations                                   15,303        15,017           286             2%
Deferred land lease payable                                     13,158        11,611         1,547            13%
Dividend and distributions payable                              12,678        11,947           731             6%
Security deposits                                               19,014        18,905           109             1%
                                                            ----------    ----------    ----------
TOTAL LIABILITIES                                              551,981       513,296        38,685             8%

Minority interest (2,308 units outstanding)                     43,326        41,494         1,832             4%

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                110,774       110,348           426             0%

STOCKHOLDERS' EQUITY
Common stock, $.01 par value 100,000
  shares authorized, 24,516 issued and
  outstanding at 12/31/00                                          246           242             4             2%
Additional paid - in capital                                   428,698       421,958         6,740             2%
Deferred compensation plans                                     (5,037)       (6,674)        1,637           -25%
Retained earnings / (distributions in excess of earnings)       31,166        (9,422)       40,588          -431%
                                                            ----------    ----------    ----------
TOTAL STOCKHOLDERS' EQUITY                                     455,073       406,104        48,969            12%
                                                            ----------    ----------    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   1,161,154     1,071,242        89,912             8%
                                                            ==========    ==========    ==========


($000's omitted)

Standard GAAP Format                                         9/30/2000        +/-     % CHANGE    6/30/2000       +/-     % CHANGE
                                                             ---------        ---     --------    ---------       ---     --------

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                         345,351        68,991      20%      346,294        68,048      20%
Revolving credit facilities                                    126,752       (80,378)   -63%       145,752       (99,378)    -68%
Accrued interest payable                                         3,069          (720)   -23%         1,823           526      29%
Accounts payable and accrued expenses                           28,045          (394)    -1%        26,851           800       3%
Deferred revenue                                                 1,444          (332)   -23%         1,838          (726)    -40%
Capitalized lease obligations                                   15,242            61       0%       15,165           138       1%
Deferred land lease payable                                     12,805           353       3%       12,493           665       5%
Dividend and distributions payable                              12,065           613       5%       12,010           668       6%
Security deposits                                               18,951            63       0%       18,104           910       5%
                                                             ---------    ----------            ----------     ---------
TOTAL LIABILITIES                                              563,724       (11,743)    -2%       580,330       (28,349)     -5%

Minority interest (2,308 units outstanding)                     41,753         1,573       4%       42,544           782       2%

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                110,667           107       0%      110,561           213       0%

STOCKHOLDERS' EQUITY
Common stock, $.01 par value 100,000
  shares authorized, 24,516 issued and
  outstanding at 12/31/00                                          245             1       0%          244             2       1%
Additional paid - in capital                                   428,635            63       0%      425,837         2,861       1%
Deferred compensation plans                                     (5,939)          902     -15%       (6,239)        1,202     -19%
Retained earnings / (distributions in excess of earnings)       14,633        16,533     113%        7,565        23,601     312%
                                                             ---------    ----------            ----------     ---------
TOTAL STOCKHOLDERS' EQUITY                                     437,574        17,499       4%      427,407        27,666       6%
                                                             ---------    ----------            ----------     ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   1,153,718         7,436       1%    1,160,842           312       0%
                                                             =========    ==========            ==========     =========

                      COMPARATIVE STATEMENTS OF OPERATIONS
                                    UNAUDITED




($000's omitted)                                                 Three Months Ended December 31
                                                         2000        1999         +/-          %
                                                         ----        ----         ---          -
REVENUES
Rental revenue, net                                      46,037      42,026       4,011         10%

     Free rent                                              781       2,667      (1,886)       -71%
     Amortization of free rent                             (756)       (616)       (140)        23%
                                                        -------     -------    -------
Net free rent                                                25       2,051      (2,026)       -99%

Straight-line rent                                        2,171       2,393        (222)        -9%
Allowance for S/L tenant credit loss                       (182)       (798)        616        -77%
Escalation and reimbursement revenues                     5,791       5,429         362          7%
Signage rent                                                544         548          (4)        -1%
Investment income                                         3,367       1,535       1,832        119%
Other income                                                442         706        (264)       -37%
                                                        -------     -------    -------
              TOTAL REVENUES, NET                        58,195      53,890       4,305          8%

Equity in income/(loss) from affiliates                    (231)        179        (410)      -229%
Equity in income from unconsolidated joint ventures         899         226         673        298%

EXPENSES
Operating expenses                                       12,751      12,636         115          1%
Ground rent                                               3,155       3,183         (28)        -1%
Real estate taxes                                         7,163       7,294        (131)        -2%
Marketing, general and administrative                     3,043       2,534         509         20%
                                                        -------     -------    -------
              TOTAL OPERATING EXPENSES                   26,112      25,647         465          2%

EBITDA                                                   32,751      28,648       4,103         14%

Interest                                                 10,188       8,889       1,299         15%
Depreciation and amortization                             7,992       7,555         437          6%
                                                        -------     -------    -------

INCOME BEFORE MINORITY INTEREST                          14,571      12,204       2,367         19%

Extraordinary loss- early debt extinguishment              (491)       (361)       (130)        36%
Gain on sale of properties                               16,770        --        16,770
Gain on redemption of preferred equity inv                 --          --          --
Minority interest - BMW                                    --          --          --
Minority interest  - OP                                  (2,467)       (859)     (1,608)       187%
                                                        -------     -------    -------
NET INCOME                                               28,383      10,984      17,399        158%

Dividends on preferred shares                            (2,300)     (2,300)       --            0%
Preferred stock accretion                                  (107)        (99)         (8)         7%
                                                        -------     -------    -------
INCOME AVAILABLE FOR COMMON SHARES                       25,976       8,585      17,391        203%
                                                        =======     =======    =======

MG&A to Real Estate Revenue, net                           5.60%       4.91%
MG&A to Total Revenue, net                                 5.23%       4.70%
Operating Expense to Real Estate Revenue, net             23.45%      24.47%
EBITDA to Real Estate Revenue, net                        60.22%      55.47%
EBITDA before Ground Rent to Real Estate Revenue, net     66.02%      61.63%


                                                         Three Months   Twelve Months
($000's omitted)                                          Ended Sept     Ended Dec 31
                                                             2000     2000          1999
                                                             ----     ----          ----
REVENUES
Rental revenue, net                                       44,482      176,929      158,298

     Free rent                                             1,978        7,142       12,958
     Amortization of free rent                              (851)      (3,243)      (2,426)
                                                        --------     --------     --------
Net free rent                                              1,127        3,899       10,532

Straight-line rent                                         2,237        9,074        9,397
Allowance for S/L tenant credit loss                        (199)        (854)      (3,288)
Escalation and reimbursement revenues                      7,593       24,732       21,902
Signage rent                                                 496        2,137        1,660
Investment income                                          4,968       13,271        5,266
Other income                                                 170        1,135        2,250
                                                        --------     --------     --------
              TOTAL REVENUES, NET                         60,874      230,323      206,017

Equity in income/(loss) from affiliates                       71          378          730
Equity in income from unconsolidated joint ventures          586        3,108          377

EXPENSES
Operating expenses                                        15,260       54,644       49,414
Ground rent                                                3,164       12,660       12,754
Real estate taxes                                          7,299       28,850       29,198
Marketing, general and administrative                      2,540       11,561       10,922
                                                        --------     --------     --------
              TOTAL OPERATING EXPENSES                    28,263      107,715      102,288

EBITDA                                                    33,268      126,094      104,836

Interest                                                  10,698       40,431       28,610
Depreciation and amortization                              8,300       32,511       27,260
                                                        --------     --------     --------

INCOME BEFORE MINORITY INTEREST                           14,270       53,152       48,966

Extraordinary loss- early debt extinguishment               --           (921)        (989)
Gain on sale of properties                                  --         35,792         --
Gain on redemption of preferred equity inv                 5,624        5,624         --
Minority interest - BMW                                     --           --         (1,765)
Minority interest  - OP                                   (1,496)      (7,430)      (3,356)
                                                        --------     --------     --------
NET INCOME                                                18,398       86,217       42,856

Dividends on preferred shares                             (2,300)      (9,200)      (9,200)
Preferred stock accretion                                   (107)        (426)        (398)
                                                        --------     --------     --------
INCOME AVAILABLE FOR COMMON SHARES                        15,991       76,591       33,258
                                                        ========     ========     ========

MG&A to Real Estate Revenue, net                            4.56%        5.35%        5.50%
MG&A to Total Revenue, net                                  4.17%        5.02%        5.30%
Operating Expense to Real Estate Revenue, net              27.38%       25.31%       24.89%
EBITDA to Real Estate Revenue, net                         59.69%       58.40%       52.81%
EBITDA before Ground Rent to Real Estate Revenue, net      65.36%       64.26%       59.24%


                                                                                        Three Months
($000's omitted - except per share data)           Three Months Ended December 31        Ended Sept     Twelve Months Ended Dec 31
                                                    2000                  1999              2000            2000            1999
                                                    ----                  ----              ----            ----            ----

PER SHARE DATA:
Income available for common shares                  25,976                8,585           15,991           76,591         33,258
Net income per share (basic)                          1.06                 0.35             0.65             3.14           1.37
Dividend per share                                  0.3875               0.3625           0.3625            1.475         1.4125
Estimated payout of taxable income (1)                  51%                 137%              78%              79%           155%
Basic weighted average common shares                24,505               24,184           24,458           24,373         24,192
Diluted weighted average common shares and
  common share equivalents outstanding              27,299               26,662           27,300           27,119         26,680




PAYOUT OF TAXABLE INCOME ANALYSIS:

      Estimated taxable income is derived from net income less straightline rent, free rent net of amortization of free rent, plus tax gain on sale of properties, credit loss, straightline ground rent and the difference in depreciable basis between tax and GAAP. The Company has deferred the taxable gain on the sale 29 West 35th Street and 17 Battery South through 1031 exchanges.

            (1) Including the December 1999 dividend, which was deemed to be distributed in 2000, the taxable income payout ratio is 99%.


                                                     JOINT VENTURE STATEMENTS
                                                           Balance Sheet
                                                             Unaudited
                                                             ---------

($000's omitted)                                 December 31, 2000                                    September 30, 2000
                                         ---------------------------------------            --------------------------------------

                                         Total Property   SLG Property Interest             Total Property   SLG Property Interest
                                          --------------   --------------------             --------------  ----------------------

Land & land interests                             71,130               34,632                        69,468         32,774
Buildings & improvements                         295,492              143,826                       288,625        135,781
                                                --------             --------                      --------       --------
                                                 366,622              178,458                       358,093        168,555
Less accumulated depreciation                     (6,826)              (3,348)                       (5,948)        (2,786)
                                                --------             --------                      --------       --------

Net Real Estate                                  359,796              175,110                       352,145        165,769

Cash and cash equivalents                          3,394                1,603                         5,857          2,969
Restricted cash                                   12,609                6,103                         9,937          4,632
Tenant receivables, net of $867 reserve            2,046                  980                         1,611            742
Deferred rents receivable, net of reserve for
     tenant credit loss of $598 at 12/31/00        3,395                1,646                         3,680          1,669
Deferred costs, net                                4,187                2,052                         4,874          2,168
Other assets                                       2,392                1,238                         2,977          2,028
                                                --------             --------                      --------       --------

              Total Assets                       387,819              188,732                       381,081        179,977
                                                ========             ========                      ========       ========

Mortgage loan payable                            238,650              115,808 references page 20    238,650        111,040
Accrued interest payable                           1,582                  789                         1,559            745
Accounts payable and accrued expenses              6,609                3,238                         6,382          3,013
Security deposits                                  5,626                2,744                         5,915          2,726
Contributed Capital                              135,352               66,153 references page 9(1)  128,575         62,453
                                                --------             --------                      --------       --------

              Total Liabilities and Equity       387,819              188,732                       381,081        179,977
                                                ========             ========                      =======        ========


As of December 31, 2000 the Company has four joint venture interests representing a 50% interest in 180 Madison Avenue, acquired in December 2000, a 50% interest in 1250 Broadway, acquired in August 1999, a 50% interest in 100 Park Avenue, acquired in February 2000 and a 35% interest in 321 West 44th Street, contributed May 2000. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the company's financial statements.

(1) The primary difference with Investment in unconsolidated joint ventures represents the unrecognized deferred gain on 321 West 44th Street and remaining undistributed assets from the 90 Broad sale which are not represented on this page.

                            JOINT VENTURE STATEMENTS
         Statement of Income & Expense for Unconsolidated Joint Ventures
                                    UNAUDITED



($000's omitted)                                                       Three Months Ended December 31, 2000
                                                              ------------------------------------------------------------
                                                              TOTAL PROPERTY     SLG PROPERTY INTEREST    SLG SUBSIDIARY
                                                              --------------     ---------------------    --------------
Rental Revenue, net                                               12,883                 6,160
     Free rent                                                       343                   153
     Amortization of free rent                                       (68)                  (31)
                                                                  ------                ------
Net free rent                                                        275                   122

Straight-line rent                                                   531                   252
Allowance for S/L tenant credit loss                                 (99)                  (50)
Escalation and reimbursement revenues                              1,852                   846
Investment income                                                    159                    72
Other income                                                          10                     4
                                                                  ------                ------
              TOTAL REVENUES, NET                                 15,611                 7,406

EXPENSES
Operating expenses                                                 3,994                 1,873
Real estate taxes                                                  2,661                 1,292
                                                                  ------                ------
              TOTAL OPERATING EXPENSES                             6,655                 3,165

GAAP NOI                                                           9,055                 4,290
CASH NOI                                                           8,249                 3,916

Interest                                                           5,218                 2,463
Depreciation and amortization                                      2,028                   879
Extraordinary Loss                                                    --                    --
                                                                  ------                ------
NET INCOME                                                         1,710                   899                    references page 11

Plus:  Real Estate Depreciation                                    1,832                   788
Plus:  Extraordinary Loss                                              -                     -
Plus:  Management & Leasing Fees                                      -                     -                45
                                                                  ------                ------            -----
FUNDS FROM OPERATIONS                                              3,542                 1,687


FAD ADJUSTMENTS:
Plus: Non Real Estate Depreciation                                   196                    91
Plus: 2% Allowance for S/L Tenant Credit Loss                         99                    50
Less: Free and S/L Rent                                             (806)                 (374)
Less: Second Cycle Tenant Improvement,                                                       -
   Leasing Commissions & Recurring Capex                            (335)                 (138)
                                                                  ------                ------
                                                                    (846)                 (371)                   references page 16
                                                                  ======                ======

Operating Expense to Real Estate Revenue, net                     25.70%                25.37%
GAAP NOI to Real Estate Revenue, net                              58.26%                58.13%
Cash NOI to Real Estate Revenue, net                              53.07%                53.06%


($000's omitted)                                                 Three Months Ended September 30, 2000
                                                  -------------------------------------------------------------------

                                                  TOTAL PROPERTY        SLG PROPERTY INTEREST          SLG SUBSIDIARY
                                                  --------------        ---------------------          --------------
Rental Revenue, net                                    13,141                     6,202
     Free rent                                            670                       270
     Amortization of free rent                            (82)                      (36)
                                                      -------                   -------
Net free rent                                             588                       234

Straight-line rent                                        712                       324
Allowance for S/L tenant credit loss                     (189)                      (82)
Escalation and reimbursement revenues                   2,171                       978
Investment income                                         190                        93
Other income                                               15                         6
                                                      -------                   -------
              TOTAL REVENUES, NET                      16,628                     7,755

EXPENSES
Operating expenses                                      5,595                     2,530
Real estate taxes                                       2,695                     1,297
                                                      -------                   -------
              TOTAL OPERATING EXPENSES                  8,290                     3,827

GAAP NOI                                                8,527                     4,010
CASH NOI                                                7,227                     3,452

Interest                                                5,166                     2,400
Depreciation and amortization                           2,047                       942
Extraordinary Loss                                         --                        --
                                                      -------                   -------
NET INCOME                                              1,125                       586

Plus:  Real Estate Depreciation                         1,813                       842
Plus:  Extraordinary Loss                                   -                         -
Plus:  Management & Leasing Fees                           -                         -                      65
                                                      -------                   -------                  -----
FUNDS FROM OPERATIONS                                   2,938                     1,428


FAD ADJUSTMENTS:
Plus: Non Real Estate Depreciation                        233                       100
Plus: 2% Allowance for S/L Tenant Credit Loss             189                        82
Less: Free and S/L Rent                                (1,300)                     (558)
Less: Second Cycle Tenant Improvement,                                               --
   Leasing Commissions & Recurring Capex                 (595)                     (255)
                                                      -------                   -------
                                                       (1,473)                     (631)
                                                      =======                   =======

Operating Expense to Real Estate Revenue, net           33.68%                    32.69%
GAAP NOI to Real Estate Revenue, net                    51.33%                    51.82%
Cash NOI to Real Estate Revenue, net                    43.50%                    44.62%



As of December 31, 2000 the Company has four joint venture interests representing a 50% interest in 180 Madison Avenue, acquired in December 2000, a 50% interest in 1250 Broadway, acquired in August 1999, a 50% interest in 100 Park Avenue, acquired in February 2000 and a 35% interest in 321 West 44th Street, contributed May 2000. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the company's financial statements. These statements also include the results of operations of our 35% interest in 90 Broad Street, sold November 2000.

           CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                                Deferred
                                                                                       Retained Earnings /    Compensation
($000's omitted)                                                        Additional      (Distributions) In  Plan / Officers'
                                                        COMMON STOCK  PAID-IN CAPITAL   EXCESS OF EARNINGS        LOAN        TOTAL
                                                        ------------  ---------------   ------------------        ----        -----
Balance at December 31, 1997                                    123       178,669           (2,584)                         176,208
Net Income                                                                                  29,451                           29,451
Preferred dividend and accretion requirement                                                (5,970)                          (5,970)
Issuance of common stock net of offering cost
  ($1,615) and revaluation increase in minority
  interest ($6,934)                                             115       235,006                                           235,121
Deferred compensation plan                                        2         3,264                                (3,266)         --
Cash distributions declared ($1.40 per                                                                                           --
  common share)                                                                            (29,456)                         (29,456)
Officers' loans, net of amortization                                                                               (528)       (528)
                                                        ---------------------------------------------------------------------------
Balance at December 31, 1998                                    240       416,939           (8,559)              (3,794)    404,826

Net Income                                                                                  42,856                           42,856
Preferred dividend and accretion requirement                                                (9,598)                          (9,598)
Deferred compensation plan                                        2         5,019                                (4,771)        250
Cash distributions declared ($1.41 per
  common share)                                                                            (34,121)                         (34,121)
Amortization of officers' loan and deferred compensation                                                          1,891       1,891
                                                        ---------------------------------------------------------------------------
Balance at December 31, 1999                                    242       421,958           (9,422)              (6,674)    406,104

Net Income                                                                                  86,217                           86,217
Preferred dividend and accretion requirement                                                (9,626)                          (9,626)
Deferred compensation plan                                                    253                                     6         259
Exercise of employee stock options                                3         4,359                                             4,362
Cash distributions declared ($1.475 per
  common share)                                                                            (36,003)                         (36,003)
Redemption of operating partnership units                         1         2,128                                             2,129
Amortization of officers' loan and deferred compensation                                                          1,631       1,631
                                                        ---------------------------------------------------------------------------
Balance at December 31, 2000                                    246       428,698           31,166               (5,037)    455,073
                                                        ===========================================================================


    RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION
                                    Unaudited

                                                         COMMON STOCK    OP UNITS      BASIC SHARES  DILUTION FACTOR  DILUTED SHARES
                                                         ------------    --------      ------------  ---------------  --------------

Balance at December 31, 1997                               12,292,311     2,383,284     14,675,595
              Public Offering                              11,500,000                   11,500,000
              Deferred Compensation Programs                  159,515                      159,515
              Acquisiton of 711 Third Ave. fee interest                      44,772         44,772
                                                          -----------   -----------    -----------
Balance at December 31, 1998                               23,951,826     2,428,056     26,379,882                       26,379,882

              Deferred Compensation Programs                  232,391                      232,391                          232,391
                                                          -----------   -----------    -----------                     ------------
Balance at December 31, 1999                               24,184,217     2,428,056     26,612,273                       26,612,273

              Option/OP Units Converted                       326,576      (120,541)       206,035       (97,506)           108,529
              Compensation Program                              5,201                        5,201        12,354             17,555
              Unexercised Option Share Equivalents                                                       381,095            381,095
              Preferred Stock "If Converted" Method
                   to common stock                                                                     4,699,000          4,699,000
                                                          -----------   -----------    -----------   -----------       ------------
Balance at December 31, 2000                               24,515,994     2,307,515     26,823,509     4,994,943         31,818,452
                                                          ===========   ===========    ===========   ===========       ============


                     COMPARATIVE COMPUTATION OF FFO AND FAD
                                    Unaudited


($000's omitted - except per share data)                                                     Three Months Ended December 31
                                                                                       2000             1999              % Change
                                                                                       ----             ----              --------
FUNDS FROM OPERATIONS:

Net Income before Minority Interests                                                   14,571           12,204               19%

Add:             Depreciation and Amortization                                          7,992            7,555                6%
                 FFO adjustment for Joint Ventures                                        788              313              152%
Less:            Dividends on Preferred Shares                                          2,300            2,300                0%
                 Minority Interest of BMW                                                   -                -
                 Non Real Estate Depreciation/Amortization of
                      Finance Costs                                                       998              909               10%
                                                                                       ------           ------
                 FUNDS FROM OPERATIONS - BASIC                                         20,053           16,863               19%

Add:             Dividends on Preferred Shares                                          2,300            2,300
                                                                                       ------           ------
                 FUNDS FROM OPERATIONS - DILUTED                                       22,353           19,163

                 Funds From Operations per Diluted Weighted Average Unit,
                   Common Share and Common Share Equivalent Outstanding                  0.70             0.61               15%

FUNDS AVAILABLE FOR DISTRIBUTION:

FFO                                                                                    20,053           16,863               19%

Add:             Non Real Estate Depreciation (1)                                         998              909               10%
                 2% Allowance for S/L Tenant Credit Loss (1)                              182              798              -77%
                 Straight-line Ground Rent                                                354              442              -20%
                 Non-cash Deferred Compensation                                           903              368              145%
                 FAD adjustment for Joint Ventures                                       (371)            (129)             188%
Less:            Straight-line Rental Income (1)                                        2,171            2,393               -9%
                 Free Rent - Occupied (Net of Amortization, incl. First Cycle) (1)         25            2,051              -99%
                 Amortization of Mortgage Investment Discount                           1,119                -
                 Second Cycle Tenant Improvement & Leasing
                        Commission on Existing Space (1)                                3,315            4,354              -24%
                 Recurring Building Improvements (1)                                      905              772               17%
                                                                                       ------           ------

FUNDS AVAILABLE FOR DISTRIBUTION BEFORE REDEVELOPMENT & FIRST
CYCLE LEASING COSTS                                                                    14,584            9,681               51%

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                               0.53             0.36               47%
Dividend per Common Share                                                              0.3875           0.3625                7%

FIRST CYCLE LEASING COSTS
                 Tenant Improvement & Leasing Commissions (1)                             439            8,435              -95%

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST
CYCLE LEASING COSTS                                                                    14,145            1,246             1035%

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                               0.52             0.05             1008%

Payout Ratio of Funds From Operations                                                   55.47%           59.32%              -6%
Payout Ratio of Funds Available for Distribution before First Cycle                     72.53%           99.83%             -27%

REDEVELOPMENT COSTS (1)                                                                 6,995            5,007               40%


($000's omitted - except per share data)                                               Three Months Ended Sept 30
                                                                                        2000             % Change
                                                                                        ----             --------
FUNDS FROM OPERATIONS:

Net Income before Minority Interests                                                   14,270                2%

Add:             Depreciation and Amortization                                          8,300               -4%
                 FFO adjustment for Joint Ventures                                        842               -6%
Less:            Dividends on Preferred Shares                                          2,300                0%
                 Minority Interest of BMW                                                   -
                 Non Real Estate Depreciation/Amortization of
                      Finance Costs                                                     1,042               -4%
                                                                                       ------
                 FUNDS FROM OPERATIONS - BASIC                                         20,070                0%

Add:             Dividends on Preferred Shares                                          2,300
                                                                                       ------
                 FUNDS FROM OPERATIONS - DILUTED                                       22,370

                 Funds From Operations per Diluted Weighted Average Unit,
                   Common Share and Common Share Equivalent Outstanding                  0.70                0%

FUNDS AVAILABLE FOR DISTRIBUTION:

FFO                                                                                    20,070                0%

Add:             Non Real Estate Depreciation (1)                                       1,042               -4%
                 2% Allowance for S/L Tenant Credit Loss (1)                              199               -8%
                 Straight-line Ground Rent                                                312               13%
                 Non-cash Deferred Compensation                                           422              114%
                 FAD adjustment for Joint Ventures                                       (631)             -41%
Less:            Straight-line Rental Income (1)                                        2,237               -3%
                 Free Rent - Occupied (Net of Amortization, incl. First Cycle) (1)      1,127              -98%
                 Amortization of Mortgage Investment Discount                           1,119                0%
                 Second Cycle Tenant Improvement & Leasing
                        Commission on Existing Space (1)                                3,118                6%
                 Recurring Building Improvements (1)                                      871                4%
                                                                                       ------

FUNDS AVAILABLE FOR DISTRIBUTION BEFORE REDEVELOPMENT & FIRST
CYCLE LEASING COSTS                                                                    12,942               13%

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                               0.47               13%
Dividend per Common Share                                                              0.3625                7%

FIRST CYCLE LEASING COSTS
                 Tenant Improvement & Leasing Commissions (1)                             680              -35%

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST
CYCLE LEASING COSTS                                                                    12,262               15%

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                               0.45               15%

Payout Ratio of Funds From Operations                                                   51.85%               7%
Payout Ratio of Funds Available for Distribution before First Cycle                     76.47%              -5%

REDEVELOPMENT COSTS (1)                                                                 3,778               85%


($000's omitted - except per share data)                                                 Twelve Months Ended Dec 31
                                                                                          2000                 1999
                                                                                          ----                 ----
FUNDS FROM OPERATIONS:

Net Income before Minority Interests                                                     53,152               48,966

Add:             Depreciation and Amortization                                           32,511               27,260
                 FFO adjustment for Joint Ventures                                        3,258                  433
Less:            Dividends on Preferred Shares                                            9,200                9,200
                 Minority Interest of BMW                                                     -                1,765
                 Non Real Estate Depreciation/Amortization of
                      Finance Costs                                                       4,102                3,049
                                                                                         ------               ------
                 FUNDS FROM OPERATIONS - BASIC                                           75,619               62,645

Add:             Dividends on Preferred Shares                                            9,200                9,200
                                                                                         ------               ------
                 FUNDS FROM OPERATIONS - DILUTED                                         84,819               71,845

                 Funds From Operations per Diluted Weighted Average Unit,
                   Common Share and Common Share Equivalent Outstanding                    2.67                 2.29

FUNDS AVAILABLE FOR DISTRIBUTION:

FFO                                                                                      75,619               62,645

Add:             Non Real Estate Depreciation (1)                                         4,102                2,729
                 2% Allowance for S/L Tenant Credit Loss (1)                                854                3,146
                 Straight-line Ground Rent                                                1,548                1,768
                 Non-cash Deferred Compensation                                           2,015                1,472
                 FAD adjustment for Joint Ventures                                       (2,360)                 (121)
Less:            Straight-line Rental Income (1)                                          9,074                9,114
                 Free Rent - Occupied (Net of Amortization, incl. First Cycle) (1)        3,899                9,994
                 Amortization of Mortgage Investment Discount                             3,345
                 Second Cycle Tenant Improvement & Leasing
                        Commission on Existing Space (1)                                 12,534                9,458
                 Recurring Building Improvements (1)                                      2,401                2,526
                                                                                         ------               ------

FUNDS AVAILABLE FOR DISTRIBUTION BEFORE REDEVELOPMENT & FIRST
CYCLE LEASING COSTS                                                                      50,525               40,547

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                                 1.86                 1.52
Dividend per Common Share                                                                 1.475                 1.41

FIRST CYCLE LEASING COSTS
                 Tenant Improvement & Leasing Commissions (1)                            14,026               27,466

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST
CYCLE LEASING COSTS                                                                      36,499               13,081

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                                                 1.35                 0.49

Payout Ratio of Funds From Operations                                                    55.33%               61.69%
Payout Ratio of Funds Available for Distribution before First Cycle                      79.17%               92.94%

REDEVELOPMENT COSTS (1)                                                                  17,261               22,797


(1)   Adjusted for Minority Interest in Properties is less than-100% owned

                             SELECTED FINANCIAL DATA
                             CAPITALIZATION ANALYSIS
                                   HISTORICAL
                                    UNAUDITED


($000's omitted)
                                                                                          Dec-00           Dec-99       % Change
                                                                                          ------           ------       --------
MARKET CAPITALIZATION
Components of Market Capitalization:
COMMON EQUITY:
              Common Shares Outstanding                                                    24,516           24,184           1%
              OP Units Outstanding                                                          2,308            2,428          -5%
                                                                                        ---------        ---------
                  TOTAL COMMON EQUITY (SHARES AND UNITS)                                   26,824           26,612           1%
              Share Price at (End of Period)                                                28.00            21.75          29%
                                                                                        ---------        ---------
              Equity Market Value                                                         751,058          578,817          30%

PREFERRED EQUITY AT LIQUIDATION VALUE:                                                    115,000          115,000           0%

REAL ESTATE DEBT
              Property Level Mortgage Debt                                                414,342          352,693          17%
              Company's portion of Joint Venture Mortgages                                115,808           43,460         166%
              Outstanding Balance on - Secured Credit Line                                 23,374                -
              Outstanding Balance on - Unsecured Credit Line                               23,000           83,000         -72%
                                                                                        ---------        ---------
              Total Combined Debt                                                         576,524          479,153          20%

              Total Market Cap (Debt & Equity)                                          1,442,582        1,172,970          23%
                                                                                        =========        =========


LINES OF CREDIT AVAILABILITY
Senior Unsecured Line of Credit
              Maximum Line Available                                                      250,000          140,000
              Letters of Credit issued                                                     21,000            7,500
              Outstanding Balance                                                          23,000           83,000
                                                                                        ---------        ---------
              Net Line Availability                                                       206,000           49,500
                                                                                        ---------        ---------
Secured Line of Credit
              Maximum Line Available                                                       60,000           30,000
              Outstanding Balance                                                          23,374                -
                                                                                        ---------        ---------
              Prudential Line Availability                                                 36,626           30,000
                                                                                        ---------        ---------
              Total Availability under Lines of Credit                                    242,626           79,500
                                                                                        ---------        ---------

RATIO ANALYSIS- CONSOLIDATED BASIS
              Debt to Market Cap Ratio                                                      34.72%           38.57%

              Debt to Gross Real Estate Book Ratio (1)                                      48.89%           48.59%
              Secured Real Estate Debt to Secured Assets Gross Book (1)                     66.06%           57.63%
              Unsecured Debt to Unencumbered
                   Assets-Gross Book Value (1)                                               8.65%           26.64%
              Secured Non Real Estate Debt to Secured Assets Book (1)                       45.57%             N/A

RATIO ANALYSIS- JOINT VENTURES ALLOCATED
              Combined Debt to Market Cap Ratio                                             39.96%           40.85%

              Debt to Gross Real Estate Book Ratio (1)                                      51.58%           50.07%
              Secured Debt to Secured Assets Gross Book (1)                                 65.85%           58.93%
              Unsecured Debt to Unencumbered
                   Assets-Gross Book Value (1)                                               8.65%           26.64%
              Secured Line of Credit to Structured Finance Assets (1)                       45.57%              N/A


($000's omitted)
                                                                                  Sep-00      % Change     Jun-00       % Change
                                                                                  ------      --------     ------       --------
MARKET CAPITALIZATION
Components of Market Capitalization:
COMMON EQUITY:
              Common Shares Outstanding                                            24,516         0%        24,373          1%
              OP Units Outstanding                                                  2,308         0%         2,389         -3%
                                                                                --------                 ---------
                  TOTAL COMMON EQUITY (SHARES AND UNITS)                           26,824         0%        26,762          0%
              Share Price at (End of Period)                                        28.06         0%         26.73          5%
                                                                                --------                 ---------
              Equity Market Value                                                 752,740         0%       715,476          5%

PREFERRED EQUITY AT LIQUIDATION VALUE:                                            115,000         0%       115,000          0%

REAL ESTATE DEBT
              Property Level Mortgage Debt                                        345,351        20%       346,294         20%
              Company's portion of Joint Venture Mortgages                        111,040         4%       107,048          8%
              Outstanding Balance on - Secured Credit Line                         27,752       -16%        42,752        -45%
              Outstanding Balance on - Unsecured Credit Line                       99,000       -77%       103,000        -78%
                                                                                ---------                ---------
              Total Combined Debt                                                 583,143        -1%       599,094         -4%

              Total Market Cap (Debt & Equity)                                  1,450,883        -1%     1,429,570          1%
                                                                                =========               ==========


LINES OF CREDIT AVAILABILITY
Senior Unsecured Line of Credit
              Maximum Line Available                                              250,000                  250,000
              Letters of Credit issued                                                  -                        -
              Outstanding Balance                                                  99,000                  103,000
                                                                                ---------                ---------
              Net Line Availability                                               151,000                  147,000
                                                                                ---------                ---------
Secured Line of Credit
              Maximum Line Available                                               50,000                   50,000
              Outstanding Balance                                                  27,752                   42,752
                                                                                ---------                ---------
              Prudential Line Availability                                         22,248                    7,248
                                                                                ---------                ---------
              Total Availability under Lines of Credit                            173,248                  154,248
                                                                                ---------                ---------

RATIO ANALYSIS- CONSOLIDATED BASIS
              Debt to Market Cap Ratio                                              35.24%                   37.21%

              Debt to Gross Real Estate Book Ratio (1)                              48.23%                   49.16%
              Secured Real Estate Debt to Secured Assets Gross Book (1)             55.77%                   56.34%
              Unsecured Debt to Unencumbered
                   Assets-Gross Book Value (1)                                      32.86%                   34.40%
              Secured Non Real Estate Debt to Secured Assets Book (1)               46.33%                   49.16%

RATIO ANALYSIS- JOINT VENTURES ALLOCATED
              Combined Debt to Market Cap Ratio                                     40.19%                   41.91%

              Debt to Gross Real Estate Book Ratio (1)                              50.96%                   51.42%
              Secured Debt to Secured Assets Gross Book (1)                         57.99%                   57.93%
              Unsecured Debt to Unencumbered
                   Assets-Gross Book Value (1)                                      32.86%                   34.40%
              Secured Line of Credit to Structured Finance Assets (1)               46.33%                   49.16%

(1)  Excludes property under capital lease

                             SELECTED FINANCIAL DATA
                        PROPERTY NOI AND COVERAGE RATIOS
                                    UNAUDITED

($000's omitted)
                                                                                       Three Months Ended December 31

                                                                                2000       1999             +/-      %Change
                                                                                ----       ----             ---      -------
FUNDS FROM OPERATIONS:                                                          20,053        16,863         3,190       19%

Less:     Non - Building Revenue                                                 4,063         2,209         1,854       84%

Plus:     2%Reserve for Tenant Credit Loss                                         182           798          (616)     -77%
          Interest Expense (incl. Capital Lease Int.)                           10,188         8,889         1,299       15%
          Non Real Estate Depreciation                                             998           909            89       10%
          MG&A Expense                                                           3,043         2,534           509       20%
          Preferred Dividend                                                     2,300         2,300             -        0%
                                                                          ------------  ------------  ------------
                                     GAAP NOI                                   32,701        30,084         2,617        9%

CASH ADJUSTMENTS

Less:     Free Rent (Net of Amortization)                                           25         2,051        (2,026)     -99%
          Straightline Revenue Adjustment                                        2,171         2,393          (222)      -9%

Plus:     Ground Lease Straight-line Adjustment                                    354           442           (88)     -20%
                                                                          ------------  ------------  ------------
                                    CASH NOI                                    30,859        26,082         4,777       18%

OPERATING MARGINS

          Real Estate Revenue, net                                              54,568        52,446         2,122        4%

          GAAP NOI/Real Estate Revenue, net                                     59.93%        57.36%
          Cash NOI/Real Estate Revenue, net                                     56.55%        49.73%

          GAAP NOI before Ground Rent/Real Estate Revenue, net                  65.71%        63.43%
          Cash NOI before Ground Rent/Real Estate Revenue, net                  61.68%        54.96%

COMPONENTS OF DEBT AND FIXED CHARGES
          Interest on Fixed Rate Loans                                           7,010         4,614         2,396       52%
          Interest on Floating Rate Loans                                        3,178         4,275        (1,097)     -26%
          Fixed Amortization Principal Payments                                  1,009           555           454       82%
                                                                          ------------  ------------  ------------
                                                  TOTAL DEBT SERVICE            11,197         9,444         1,753       19%

          Payments under Ground Lease Arrangements                               2,802         2,737            65        2%
          Preferred Stock Dividend                                               2,300         2,300             -        0%
                                                                          ------------  ------------  ------------
                                                  TOTAL FIXED CHARGES           16,299        14,481         1,818       13%

Interest Coverage Ratio                                                           3.49          3.26
Debt Service Coverage ratio                                                       3.18          3.07
Fixed Charge Coverage ratio                                                       2.18          2.00


                                                                                 Three Months Ended September 30
                                                                                 2000           +/-     %Change
                                                                                 ----           ---     -------
FUNDS FROM OPERATIONS:                                                           20,070           (17)       0%

Less:     Non - Building Revenue                                                  6,023        (1,960)     -33%

Plus:     2%Reserve for Tenant Credit Loss                                          199           (17)      -8%
          Interest Expense (incl. Capital Lease Int.)                            10,698          (510)      -5%
          Non Real Estate Depreciation                                            1,042           (44)      -4%
          MG&A Expense                                                            2,540           503       20%
          Preferred Dividend                                                      2,300             -        0%
                                                                          -------------  ------------
                                     GAAP NOI                                    30,826         1,875        6%

CASH ADJUSTMENTS

Less:     Free Rent (Net of Amortization)                                         1,127        (1,102)     -98%
          Straightline Revenue Adjustment                                         2,237           (66)      -3%

Plus:     Ground Lease Straight-line Adjustment                                     312            42       13%
                                                                          -------------  ------------
                                    CASH NOI                                     27,774         3,085       11%

OPERATING MARGINS

          Real Estate Revenue, net                                               55,936        (1,368)      -2%

          GAAP NOI/Real Estate Revenue, net                                      55.11%
          Cash NOI/Real Estate Revenue, net                                      49.65%

          GAAP NOI before Ground Rent/Real Estate Revenue, net                   60.77%
          Cash NOI before Ground Rent/Real Estate Revenue, net                   54.75%

COMPONENTS OF DEBT AND FIXED CHARGES
          Interest on Fixed Rate Loans                                            4,376         2,634       60%
          Interest on Floating Rate Loans                                         6,322        (3,144)     -50%
          Fixed Amortization Principal Payments                                     943            66        7%
                                                                          -------------  ------------
                                                  TOTAL DEBT SERVICE             11,641          (444)      -4%

          Payments under Ground Lease Arrangements                                2,852           (50)      -2%
          Preferred Stock Dividend                                                2,300            -         0%
                                                                          -------------  ------------
                                                  TOTAL FIXED CHARGES            16,793          (494)      -3%

Interest Coverage Ratio                                                            3.23
Debt Service Coverage ratio                                                        2.97
Fixed Charge Coverage ratio                                                        2.06

                2000 SAME STORE SELECTED FINANCIAL DATA

($000's omitted)                                                                        Three Months Ended December 31
                                                                                2000        1999              +/-    %Change
                                                                                ----        ----              ---    -------
          Rental Revenue                                                        36,993        33,342         3,651       11%
          Credit Loss                                                             (128)         (545)          417      -77%
          Signage Rent                                                             544           548            (4)      -1%
          Escalation & Reimbursement Revenues                                    4,701         3,743           958       26%
          Investment & Other Income                                                497           692          (195)     -28%
                                                                          ------------  ------------  ------------
                                     Total Revenues                             42,607        37,780         4,827       13%

          Operating Expense                                                      8,921         8,535           386        5%
          Ground Rent                                                            3,155         3,159           (4)        0%
          Real Estate Taxes                                                      5,508         5,391           117        2%
                                                                          ------------  ------------  ------------
                                     Total Operating Expenses                   17,584        17,085           499        3%

          EBITDA                                                                25,023        20,695         4,328       21%

          Interest                                                               6,576         5,199         1,377       26%
          Depreciation &                                                         5,595         5,077           518       10%
          Amortization

          Income Before Minority Interest                                       12,852        10,419         2,433       23%
Plus:     Real Estate Depreciation & Amortization                                5,448         4,804           644       13%
                                                                          ------------  ------------  ------------

FUNDS FROM OPERATIONS:                                                          18,300        15,223         3,077       20%

Less:     Non - Building Revenue                                                   193           185             8        4%

Plus:     2%Reserve for Tenant Credit Loss                                         128           545          (417)     -77%
          Interest Expense                                                       6,576         5,199         1,377       26%
          Non Real Estate Depreciation                                             147           272          (127)     -46%
                                                                          ------------  ------------  ------------
                                     GAAP NOI                                   24,958        21,054         3,904       19%

CASH ADJUSTMENTS

Less:     Free Rent (Net of Amortization)                                           87         1,300        (1,213)     -93%
          Straightline Revenue Adjustment                                        1,517         1,545           (28)      -2%

Plus:     Ground Lease Straight-line Adjustment                                    354           441           (87)     -20%
                                                                          ------------  ------------  ------------
                                     CASH NOI                                   23,708        18,650         5,058       27%

OPERATING MARGINS

          GAAP NOI to Real Estate Revenue, net                                  58.67%        55.20%
          Cash NOI to Real Estate Revenue, net                                  55.73%        48.90%

          GAAP NOI before Ground Rent/Real Estate Revenue, net                  66.08%        63.49%
          Cash NOI before Ground Rent/Real Estate Revenue, net                  62.31%        56.03%


($000's omitted)                                                                   Three Months Ended Sept 30
                                                                                2000              +/-    %Change
                                                                                ----              ---    -------
          Rental Revenue                                                        36,458            535        1%
          Credit Loss                                                             (144)            16      -12%
          Signage Rent                                                             496             48       10%
          Escalation & Reimbursement Revenues                                    6,052         (1,351)     -22%
          Investment & Other Income                                                195            302      155%
                                                                          ------------   ------------
                                     Total Revenues                             43,057           (450)      -1%

          Operating Expense                                                     10,318         (1,397)     -14%
          Ground Rent                                                            3,164             (9)       0%
          Real Estate Taxes                                                      5,649           (141)      -2%
                                                                          ------------   ------------
                                     Total Operating Expenses                   19,131         (1,547)      -8%

          EBITDA                                                                23,926          1,097        5%

          Interest                                                               5,101          1,475       29%
          Depreciation &                                                         5,775           (180)      -3%
          Amortization

          Income Before Minority Interest                                       13,050           (198)      -2%
Plus:     Real Estate Depreciation & Amortization                                5,535            (87)      -2%
                                                                          ------------  -------------

FUNDS FROM OPERATIONS:                                                          18,585           (285)      -2%

Less:     Non - Building Revenue                                                   167             26       16%

Plus:     2%Reserve for Tenant Credit Loss                                         144            (16)     -12%
          Interest Expense                                                       5,101          1,475       29%
          Non Real Estate Depreciation                                             241            (94)     -39%
                                                                          ------------   ------------
                                     GAAP NOI                                   23,904          1,054        4%

CASH ADJUSTMENTS

Less:     Free Rent (Net of Amortization)                                          921           (834)     -91%
          Straightline Revenue Adjustment                                        1,543            (26)      -2%

Plus:     Ground Lease Straight-line Adjustment                                    312             42       13%
                                                                          ------------   ------------
                                     CASH NOI                                   21,752          1,956        9%

OPERATING MARGINS

          GAAP NOI to Real Estate Revenue, net                                  55.55%
          Cash NOI to Real Estate Revenue, net                                  50.55%

          GAAP NOI before Ground Rent/Real Estate Revenue, net                  62.90%
          Cash NOI before Ground Rent/Real Estate Revenue, net                  57.17%

                              DEBT SUMMARY SCHEDULE
                                    UNAUDITED
($000's omitted)

FIXED RATE SECURED DEBT                                                                                    2001         2001
                                                                  Principal O/S                            Annual      Principal
                                                                   12/31/2000        Coupon                Payment     Repayment
                                                                   ----------        ------                -------     ---------
PROPERTY
     673 First Avenue                                                   11,992          9.00%                 3,985         3,014
     470 Park Avenue South                                               9,771          8.25%                 1,207           416
     50 West 23rd Street                                                21,000          7.33%                 1,539             -
     CIBC (against 1414 Ave. of Americas, 633 Third Avenue,
                and 70 W. 36th St.)                                     33,950          7.90%                 2,931           230
     711 Third Avenue                                                   49,172          8.13%                 4,388           406
     555 West 57th Street (Libor collar of 6.10%- 6.58%+ 200bps)        69,606          8.58%                     -           676
     420 Lexington Avenue                                              125,000          8.44%                10,694           255
     875 Bridgeport Avenue, CT (1031 exchange asset)                    14,901          8.32%                 1,272            34
     CIGNA (1412 Broadway)                                              52,000          7.62%                 4,369           415
                                                                  ------------  ------------           ------------  ------------
                TOTAL FIXED RATE SECURED DEBT                          387,392          8.22% wtd avg        30,385         5,446


FLOATING RATE SECURED DEBT
     Madison Properties (Libor + 150bps)                                26,950          8.32%                                   -
     Prudential Line of Credit (Libor + 125bps)                         23,374          8.07%                                   -
                                                                  ------------  ------------
                TOTAL FLOATING RATE SECURED DEBT                        50,324          8.21% wtd avg


UNSECURED FLOATING RATE DEBT

Senior Unsecured Line of Credit                                         23,000          8.17%                                   -

Total Floating Rate Debt Outstanding                                    73,324          8.20% wtd avg
                                                                  ------------  ------------
                                     TOTAL DEBT                        460,716          8.21% wtd avg


WEIGHTED AVERAGE BALANCE OUTSTANDING                                   460,116

WEIGHTED AVERAGE INTEREST RATE                                                          8.20%


FIXED RATE SECURED DEBT
                                                                  Maturity        Due at     Earliest Contractual        Partner
                                                                    Date         Maturity       Prepayment Date       Lockouts thru
                                                                    ----         --------       ---------------       -------------
PROPERTY
     673 First Avenue                                             12/13/2003        2,000                 Open              Aug-09
     470 Park Avenue South                                          4/1/2004        8,285                 Open              Aug-09
     50 West 23rd Street                                            8/1/2007       19,234               Aug-01                 N/A
     CIBC (against 1414 Ave. of Americas, 633 Third Avenue,
                and 70 W. 36th St.)                                 5/1/2009       29,577               Apr-03                 N/A
     711 Third Avenue                                              9/10/2005       46,905               Jun-04                 N/A
     555 West 57th Street (Libor collar of 6.10%- 6.58%+ 200bps)   11/1/2004       66,959                 Open                 N/A
     420 Lexington Avenue                                          11/1/2010      104,406                 Open                 N/A
     875 Bridgeport Avenue, CT (1031 exchange asset)               5/10/2025        5,466                 Open                 N/A
     CIGNA (1412 Broadway)                                          5/1/2006       47,854               Apr-00                 N/A

                TOTAL FIXED RATE SECURED DEBT


FLOATING RATE SECURED DEBT
     Madison Properties (Libor + 150bps)                           5/31/2001       26,950                 Open
     Prudential Line of Credit (Libor + 125bps)                   12/22/2001       23,374                 Open
                TOTAL FLOATING RATE SECURED DEBT


UNSECURED FLOATING RATE DEBT

Senior Unsecured Line of Credit                                    6/27/2003       23,000

Total Floating Rate Debt Outstanding

                                     TOTAL DEBT


WEIGHTED AVERAGE BALANCE OUTSTANDING

WEIGHTED AVERAGE INTEREST RATE



                          SUMMARY OF JOINT VENTURE DEBT

                                                          Principal O/S
                                                -----------------------------------------
                                                      Gross Principal          SLG Share
                                                      ---------------          ---------
JOINT VENTURE DEBT
     180 Madison JV                                              32,000            15,968        7.81%       2,499       -
     1250 Broadway JV (Libor + 300bps)                           64,650            32,260        9.82%                   -
     321 W 44th JV (Libor + 250bps)                              22,000             7,700        9.32%                   -
     100 Park Avenue JV                                         120,000            59,880        8.00%       9,733     187
                                                -----------------------   ---------------     -------  -----------  ------
                TOTAL JOINT VENTURE DEBT                        238,650           115,808        8.57%      12,232     187

WEIGHTED AVERAGE BALANCE OUTSTANDING WITH SLG JV DEBT ALLOCATED                               572,748

WEIGHTED AVERAGE INTEREST RATE WITH SLG JV DEBT ALLOCATED                                        8.27%

TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC)                                                     81%
TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC AND FLOATING                                         84%
ASSETS)


JOINT VENTURE DEBT
     180 Madison JV                                               12/1/2005      30,778       Open
     1250 Broadway JV (Libor + 300bps)                            8/30/2002      32,260       Open
     321 W 44th JV (Libor + 250bps)                               4/30/2003       7,700       Open
     100 Park Avenue JV                                            9/1/2010     107,488       Open

                TOTAL JOINT VENTURE DEBT

                      SUMMARY OF GROUND LEASE ARRANGEMENTS
                                    UNAUDITED

($000's omitted)
                                                    2000 CASH          2001 CASH          DEFERRED LAND          YEAR OF
         PROPERTY                                 PAYMENT (000S)     PAYMENT (000S)    LEASE OBLIGATIONS (1)     MATURITY
         --------                                 --------------     --------------    ---------------------     --------
Operating Leases
673 1st Avenue                                             2,789              3,010                    11,668       2037
1140 Avenue of Americas (2)                                  348                348                                 2016 (3)
420 Lexington (2)                                          7,074              7,074                                 2008 (4)
711 3rd Avenue (2) (5)                                       775              1,163                     1,490       2032
                                                  --------------     --------------     ---------------------
                                                          10,986             11,595                    13,158
                                                  ==============     ==============     =====================


                                                    2000 CASH          2001 CASH           CAPITALIZED            YEAR OF
         PROPERTY                                 PAYMENT (000S)     PAYMENT (000S)    LEASE OBLIGATIONS (1)     MATURITY
         --------                                 --------------     --------------    ---------------------     --------
Capitalized Lease
673 1st Avenue                                             1,177              1,290                    15,303       2037
                                                  ==============     ==============     =====================


(1) As per the balance sheet at December 31, 2000.
(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.
(3) The Company has a unilateral option to extend the ground lease for an additional 50 years, to 2066.
(4) Subject to renewal at the Company's option through 2029.
(5) Excludes portion payable to SL Green as owner of 50%leasehold.

                             SELECTED PROPERTY DATA



                                                                                                        RENTABLE        %OF TOTAL
PROPERTIES                                           SUBMARKET               OWNERSHIP                  SQ. FEET         SQ. FEET
                                                     ---------               ---------                  --------        ---------

PROPERTIES 100%OWNED
"SAME STORE"
673 First Avenue                          Grand Central South             Leasehold Interest               422,000         4.88
470 Park Avenue South                     Park Avenue South/ Flatiron     Fee Interest                     260,000         3.00
70 W. 36th Street                         Garment                         Fee Interest                     151,000         1.74
1414 Avenue of the Americas               Rockefeller Center              Fee Interest                     111,000         1.28
1372 Broadway                             Garment                         Fee Interest                     508,000         5.87
1140 A of A                               Rockefeller Center              Leasehold Interest               191,000         2.21
50 W. 23rd Street                         Chelsea                         Fee Interest                     333,000         3.85
110 East 42nd Street                      Grand Central                   Fee Interest                     251,000         2.90
633 Third Avenue (condo interest)         Grand Central North             Fee Interest (1)                  41,000         0.47
1466 Broadway                             Times Square                    Fee Interest                     289,000         3.34
420 Lexington Ave (Graybar)               Grand Central North             Operating Sublease             1,188,000        13.73
440 Ninth Avenue                          Garment                         Fee Interest                     339,000         3.92
711 Third Avenue                          Grand Central North             Operating Sublease (2)           524,000         6.05
1412 Broadway                             Times Square South              Fee Interest                     389,000         4.49
                                                                                                           -------
              SUBTOTAL / WEIGHTED AVERAGE                                                                4,997,000
ACQUIRED 1999
555 West 57th                             Midtown West                    Fee Interest                     941,000        10.87
286 Madison Avenue                        Grand Central South             Fee Interest                     112,000         1.29
290 Madison Avenue                        Grand Central South             Fee Interest                      36,800         0.43
292 Madison Avenue                        Grand Central South             Fee Interest                     187,000         2.16
                                                                                                           -------
              SUBTOTAL / WEIGHTED AVERAGE                                                                1,276,800

17 Battery Place - North                  World Trade/ Battery            Fee Interest (1)                 419,000         4.84

TOTAL/ WEIGHTED AVERAGE PROPERTIES 100%OWNED                                                             6,692,800




PROPERTIES is less than-100%OWNED
UNCONSOLIDATED

180 Madison Avenue - 50%                  Grand Central South             Fee Interest                     255,000         2.95
1250 Broadway - 50%                       Penn Station                    Fee Interest                     670,000         7.74
100 Park Avenue - 50%                     Grand Central South             Fee Interest                     834,000         9.64
321 West 44th Street -35%                 Times Square                    Fee Interest                     203,000         2.35
                                                                                                           -------
              SUBTOTAL / WEIGHTED AVERAGE                                                                1,962,000



GRAND TOTAL/ WEIGHTED AVERAGE                                                                            8,654,800       100.00
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT






PROPERTIES                                    SUBMARKET                      OWNERSHIP                  12/31/2000       9/30/2000
----------                                    ---------                      ---------                  ----------       ---------

PROPERTIES 100%OWNED
"SAME STORE"
673 First Avenue                          Grand Central South             Leasehold Interest                100              100
470 Park Avenue South                     Park Avenue South/ Flatiron     Fee Interest                       99               99
70 W. 36th Street                         Garment                         Fee Interest                       96               98
1414 Avenue of the Americas               Rockefeller Center              Fee Interest                       99              100
1372 Broadway                             Garment                         Fee Interest                       99               99
1140 A of A                               Rockefeller Center              Leasehold Interest                100              100
50 W. 23rd Street                         Chelsea                         Fee Interest                       99               99
110 East 42nd Street                      Grand Central                   Fee Interest                      100               99
633 Third Avenue (condo interest)         Grand Central North             Fee Interest (1)                  100              100
1466 Broadway                             Times Square                    Fee Interest                       84               92
420 Lexington Ave (Graybar)               Grand Central North             Operating Sublease                100               99
440 Ninth Avenue                          Garment                         Fee Interest                       94               94
711 Third Avenue                          Grand Central North             Operating Sublease (2)            100              100
1412 Broadway                             Times Square South              Fee Interest                       97               98
                                                                                                       --------         --------
              SUBTOTAL / WEIGHTED AVERAGE                                                                    98               98
ACQUIRED 1999
555 West 57th                             Midtown West                    Fee Interest                      100              100
286 Madison Avenue                        Grand Central South             Fee Interest                       98               99
290 Madison Avenue                        Grand Central South             Fee Interest                      100              100
292 Madison Avenue                        Grand Central South             Fee Interest                      100               95
                                                                                                        -------         --------
              SUBTOTAL / WEIGHTED AVERAGE                                                                   100               99

17 Battery Place - North                  World Trade/ Battery            Fee Interest (1)                  100

TOTAL/ WEIGHTED AVERAGE PROPERTIES 100%OWNED                                                                 99               99




PROPERTIES is less than-100%OWNED
UNCONSOLIDATED

180 Madison Avenue - 50%                  Grand Central South             Fee Interest                       87
1250 Broadway - 50%                       Penn Station                    Fee Interest                      100               99
100 Park Avenue - 50%                     Grand Central South             Fee Interest                      100               99
321 West 44th Street -35%                 Times Square                    Fee Interest                       97               98
                                                                                                       --------         --------
              SUBTOTAL / WEIGHTED AVERAGE                                                                    98               99



GRAND TOTAL/ WEIGHTED AVERAGE                                                                                98               99
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT


                                                                                                                    12/31/99 OR AS
PROPERTIES                                           SUBMARKET                    OWNERSHIP          6/30/2000      LATER ACQUIRED
----------                                           ---------                    ---------          ---------      --------------

PROPERTIES 100%OWNED
"SAME STORE"
673 First Avenue                          Grand Central South             Leasehold Interest             100                  100
470 Park Avenue South                     Park Avenue South/ Flatiron     Fee Interest                    99                   98
70 W. 36th Street                         Garment                         Fee Interest                    99                  100
1414 Avenue of the Americas               Rockefeller Center              Fee Interest                   100                  100
1372 Broadway                             Garment                         Fee Interest                   100                  100
1140 A of A                               Rockefeller Center              Leasehold Interest             100                  100
50 W. 23rd Street                         Chelsea                         Fee Interest                   100                  100
110 East 42nd Street                      Grand Central                   Fee Interest                    99                  100
633 Third Avenue (condo interest)         Grand Central North             Fee Interest (1)               100                  100
1466 Broadway                             Times Square                    Fee Interest                    93                   91
420 Lexington Ave (Graybar)               Grand Central North             Operating Sublease              98                   97
440 Ninth Avenue                          Garment                         Fee Interest                    99                  100
711 Third Avenue                          Grand Central North             Operating Sublease (2)         100                   96
1412 Broadway                             Times Square South              Fee Interest                    97                   95
                                                                                                     -------              -------
              SUBTOTAL / WEIGHTED AVERAGE                                                                 99                   98
ACQUIRED 1999
555 West 57th                             Midtown West                    Fee Interest                   100                  100
286 Madison Avenue                        Grand Central South             Fee Interest                    99                   94
290 Madison Avenue                        Grand Central South             Fee Interest                   100                   86
292 Madison Avenue                        Grand Central South             Fee Interest                   100                  100
                                                                                                     -------              -------
              SUBTOTAL / WEIGHTED AVERAGE                                                                100                   99

17 Battery Place - North                  World Trade/ Battery            Fee Interest (1)                                    100

TOTAL/ WEIGHTED AVERAGE PROPERTIES 100%OWNED                                                              99                   98




PROPERTIES is less than-100%OWNED
UNCONSOLIDATED

180 Madison Avenue - 50%                  Grand Central South             Fee Interest                                         87
1250 Broadway - 50%                       Penn Station                    Fee Interest                   100                  100
100 Park Avenue - 50%                     Grand Central South             Fee Interest                    99                   97
321 West 44th Street -35%                 Times Square                    Fee Interest                    98                   97
                                                                                                     -------              -------
              SUBTOTAL / WEIGHTED AVERAGE                                                                 99                   97



GRAND TOTAL/ WEIGHTED AVERAGE                                                                             99                   98
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT


                                                                                                          ANNUALIZED
PROPERTIES                                    SUBMARKET                    OWNERSHIP                      RENT ($'S)
----------                                    ---------                    ---------                      ----------

PROPERTIES 100%OWNED
"SAME STORE"
673 First Avenue                          Grand Central South             Leasehold Interest               12,637,543
470 Park Avenue South                     Park Avenue South/ Flatiron     Fee Interest                      6,820,252
70 W. 36th Street                         Garment                         Fee Interest                      3,441,436
1414 Avenue of the Americas               Rockefeller Center              Fee Interest                      3,987,492
1372 Broadway                             Garment                         Fee Interest                     13,514,776
1140 A of A                               Rockefeller Center              Leasehold Interest                6,162,298
50 W. 23rd Street                         Chelsea                         Fee Interest                      7,548,793
110 East 42nd Street                      Grand Central                   Fee Interest                      7,749,165
633 Third Avenue (condo interest)         Grand Central North             Fee Interest (1)                  1,570,711
1466 Broadway                             Times Square                    Fee Interest                     10,261,482
420 Lexington Ave (Graybar)               Grand Central North             Operating Sublease               38,977,297
440 Ninth Avenue                          Garment                         Fee Interest                      7,058,669
711 Third Avenue                          Grand Central North             Operating Sublease (2)           17,001,870
1412 Broadway                             Times Square South              Fee Interest                     10,828,639
                                                                                                      ---------------
              SUBTOTAL / WEIGHTED AVERAGE                                                                 147,560,423
ACQUIRED 1999
555 West 57th                             Midtown West                    Fee Interest                     18,093,737
286 Madison Avenue                        Grand Central South             Fee Interest                      2,976,434
290 Madison Avenue                        Grand Central South             Fee Interest                      1,255,395
292 Madison Avenue                        Grand Central South             Fee Interest                      5,307,819
                                                                                                      ---------------
              SUBTOTAL / WEIGHTED AVERAGE                                                                  27,633,385

17 Battery Place - North                  World Trade/ Battery            Fee Interest (1)                  8,470,644

TOTAL/ WEIGHTED AVERAGE PROPERTIES 100%OWNED                                                              183,664,452




PROPERTIES is less than-100%OWNED
UNCONSOLIDATED

180 Madison Avenue - 50%                  Grand Central South             Fee Interest                      5,314,812
1250 Broadway - 50%                       Penn Station                    Fee Interest                     16,340,958
100 Park Avenue - 50%                     Grand Central South             Fee Interest                     28,748,818
321 West 44th Street -35%                 Times Square                    Fee Interest                      3,515,106
                                                                                                      ---------------
              SUBTOTAL / WEIGHTED AVERAGE                                                                  53,919,694



GRAND TOTAL/ WEIGHTED AVERAGE                                                                             237,584,146
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT                                                                210,046,629


                                                                                              ANNUALIZED        ANNUALIZED
                                                                                              RENT AS %OF       RENT AS %OF   NUMBER
PROPERTIES                                  SUBMARKET                       OWNERSHIP         WHOLLY OWNED     SLG INTERESTS  TENANT
----------                                  ---------                       ---------         ------------     -------------  -----

PROPERTIES 100%OWNED
"SAME STORE"
673 First Avenue                          Grand Central South             Leasehold Interest        6.88           6.02         14
470 Park Avenue South                     Park Avenue South/ Flatiron     Fee Interest              3.71           3.25         28
70 W. 36th Street                         Garment                         Fee Interest              1.87           1.64         33
1414 Avenue of the Americas               Rockefeller Center              Fee Interest              2.17           1.90         28
1372 Broadway                             Garment                         Fee Interest              7.36           6.43         26
1140 A of A                               Rockefeller Center              Leasehold Interest        3.36           2.93         25
50 W. 23rd Street                         Chelsea                         Fee Interest              4.11           3.59         17
110 East 42nd Street                      Grand Central                   Fee Interest              4.22           3.69         32
633 Third Avenue (condo interest)         Grand Central North             Fee Interest (1)          0.86           0.75         3
1466 Broadway                             Times Square                    Fee Interest              5.59           4.89        100
420 Lexington Ave (Graybar)               Grand Central North             Operating Sublease       21.22          18.56        248
440 Ninth Avenue                          Garment                         Fee Interest              3.84           3.36         16
711 Third Avenue                          Grand Central North             Operating Sublease (2)    9.26           8.09         23
1412 Broadway                             Times Square South              Fee Interest              5.90           5.16        115
                                                                                                 -------        -------     ------
              SUBTOTAL / WEIGHTED AVERAGE                                                          80.34          70.25        708
ACQUIRED 1999
555 West 57th                             Midtown West                    Fee Interest              9.85           8.61         25
286 Madison Avenue                        Grand Central South             Fee Interest              1.62           1.42         37
290 Madison Avenue                        Grand Central South             Fee Interest              0.68           0.60         4
292 Madison Avenue                        Grand Central South             Fee Interest              2.89           2.53         16
                                                                                                 -------        -------     ------
              SUBTOTAL / WEIGHTED AVERAGE                                                          15.05          13.16         82

17 Battery Place - North                  World Trade/ Battery            Fee Interest (1)          4.61           4.03         7

TOTAL/ WEIGHTED AVERAGE PROPERTIES 100%OWNED                                                      100.00          87.44        797




PROPERTIES is less than-100%OWNED
UNCONSOLIDATED

180 Madison Avenue - 50%                  Grand Central South             Fee Interest                             1.26         55
1250 Broadway - 50%                       Penn Station                    Fee Interest                             3.88         29
100 Park Avenue - 50%                     Grand Central South             Fee Interest                             6.83         37
321 West 44th Street -35%                 Times Square                    Fee Interest                             0.59         26
                                                                                                                -------     ------
              SUBTOTAL / WEIGHTED AVERAGE                                                                         12.56        147



GRAND TOTAL/ WEIGHTED AVERAGE                                                                                                  944
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT                                                                       100.00





          (1) Condominium Unit
          (2) Including Ownership of 50%in Building Fee

                      LARGEST TENANTS BY SQUARE FEET LEASED

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          % of
               WHOLLY OWNED                                                                                              Wholly
                                                                                                          Total           Owned
                                                                                    Lease                 Leased         Leased
                  Tenant                             Property                     Expiration           Square Feet     Square Feet
                  ------                             --------                     ----------           -----------     -----------

The City of New York                    17 Battery Place                                 12/31/2007         257,189            3.88
BMW of Manhattan, Inc.                  555 West 57th Street                              7/31/2012         227,782            3.44
City University of New York-CUNY        555 West 57th Street                      5/31/10 & 1/29/15         143,061            2.16
Metro North Commuter Railroad Co.       420 Lexington Avenue                      5/14/08 & 1/31/16         134,687            2.03
St. Luke's Roosevelt Hospital           555 West 57th Street                              6/30/2014         133,700            2.02
C.B.S., Inc.                            555 West 57th Street                     12/31/03 & 6/30/10         127,320            1.92
New York Presbyterian Hospital          555 West 57th Street & 673 First Avenue  8/31/06 & 12/14/09          99,650            1.50
Ross Stores                             1372 Broadway                                     5/31/2010          98,830            1.49
Ann Taylor Inc.                         1372 Broadway                                     7/31/2010          93,020            1.40
Crain Communications Inc.               711 Third Avenue                                  1/31/2009          90,531            1.37
Parade Publications, Inc.               711 Third Avenue                                  8/31/2010          82,444            1.24
Ketchum, Inc.                           711 Third Avenue                                 11/30/2015          80,971            1.22
Kallir, Phillips, Ross Inc.             673 First Avenue                                  6/30/2004          80,000            1.21
UNICEF                                  673 First Avenue                        12/31/03 & 12/31/12          80,000            1.21
New York Life Insurance Company         420 Lexington Avenue                              6/30/2010          75,373            1.14
Greater New York Hospital               555 West 57th Street                              3/31/2014          74,937            1.13
Gibbs & Cox Inc.                        50 West 23rd Street                               8/31/2005          69,782            1.05
Cipriani 42nd Street, LLC               110 East 42nd Street                             12/31/2008          69,703            1.05
Young & Rubicam, Inc.                   290 & 292 Madison Avenue                  8/31/15 & 9/30/15          67,097            1.01
MCI International                       17 Battery Place                                 10/31/2001          40,167            0.61
Capital Mercury Shirt                   1372 Broadway                                     7/31/2005          64,122            0.97
NYC, Board of Education                 50 West 23rd Street                                7/4/2010          64,000            0.97
Newport News                            711 Third Avenue                                  3/31/2011          61,327            0.93
Leslie Fay Companies, Inc.              1412 Broadway                                     8/31/2008          60,999            0.92
Dow Jones & Co. Inc.                    420 Lexington Avenue                              7/31/2001          56,442            0.85
                                                                                                    ---------------  --------------
     TOTAL                                                                                                2,433,134           36.70

Wholly Owned Portfolio                                                                                    6,629,123
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       JOINT VENTURE PROPERTIES (1)

The City of New York (if combined)      1250 Broadway & 17 Battery Place         9/30/07 & 12/31/07         305,189
Philip Morris Management Corporation    100 Park Avenue                              12/07 & 3/7/01         175,645
J&W Seligman & Co., Inc.                100 Park Avenue                                   1/31/2009         175,346
Visiting Nurse Service of NY            1250 Broadway                                     8/31/2006         168,000
Information Builders Inc                1250 Broadway                                     3/31/2003          88,571
Interep National Radio Sales            100 Park Avenue                                   3/31/2005          66,866
MCI International ( if combined)        100 Park Avenue & 17 Battery Place       10/31/01 & 8/31/04          83,751
                                                                                                    ---------------
     TOTAL                                                                                                1,063,368

Wholly Owned Portfolio + Allocated JV Properties

--------------------------------------------------------------------------------------------------------
                                            % of                                               % of
               WHOLLY OWNED                Wholly                                            Aggregate
                                           Owned                           SLG Share of    SLG Share of
                                         Annualized       Annualized         Annualized      Annualized
                  Tenant                    Rent           Rent ($)           Rent($)          Rent
                  ------                    ----           --------           -------          ----

The City of New York                            2.94          5,401,020                --            --
BMW of Manhattan, Inc.                          1.51          2,771,952         2,771,952          1.32
City University of New York-CUNY                1.84          3,373,812         3,373,812          1.61
Metro North Commuter Railroad Co.               1.77          3,251,712         3,251,712          1.55
St. Luke's Roosevelt Hospital                   1.63          2,993,196         2,993,196          1.43
C.B.S., Inc.                                    1.30          2,396,016         2,396,016          1.14
New York Presbyterian Hospital                  1.33          2,447,534         2,455,577          1.17
Ross Stores                                     1.33          2,445,048         2,477,412          1.18
Ann Taylor Inc.                                 1.38          2,526,792         2,526,792          1.20
Crain Communications Inc.                       1.62          2,978,840         2,978,840          1.42
Parade Publications, Inc.                       1.08          1,978,656         1,978,656          0.94
Ketchum, Inc.                                   1.68          3,091,480         3,091,480          1.47
Kallir, Phillips, Ross Inc.                     1.43          2,635,292         2,635,292          1.25
UNICEF                                          1.41          2,592,750         2,592,750          1.23
New York Life Insurance Company                 1.37          2,523,438         2,523,438          1.20
Greater New York Hospital                       1.19          2,187,019         2,187,019          1.04
Gibbs & Cox Inc.                                1.02          1,871,052         1,871,052          0.89
Cipriani 42nd Street, LLC                       1.36          2,500,000         2,500,000          1.19
Young & Rubicam, Inc.                           1.26          2,322,886         2,322,886          1.11
MCI International                               0.38            692,438           692,438          0.33
Capital Mercury Shirt                           0.77          1,410,684         1,410,684          0.67
NYC, Board of Education                         0.44            801,400           801,400          0.38
Newport News                                    0.92          1,698,709         1,699,404          0.81
Leslie Fay Companies, Inc.                      0.98          1,802,743         1,802,743          0.86
Dow Jones & Co. Inc.                            0.94          1,726,435         1,726,435          0.82
                                       -------------   ----------------
     TOTAL                                     32.90         60,420,904

Wholly Owned Portfolio                                      183,664,452
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
       JOINT VENTURE PROPERTIES (1)

The City of New York (if combined)                            6,485,016         5,941,934          2.99
Philip Morris Management Corporation                          6,083,448         3,035,641          1.37
J&W Seligman & Co., Inc.                                      5,343,960         2,666,636          1.23
Visiting Nurse Service of NY                                  3,360,000         1,676,640          0.79
Information Builders Inc                                      1,957,956           977,020          0.45
Interep National Radio Sales                                  2,240,460         1,117,990          0.51
MCI International ( if combined)                              2,645,215         1,666,874          0.76
                                                                        -----------------  ------------
     TOTAL                                                                     72,143,720         33.93

Wholly Owned Portfolio + Allocated JV Properties                              210,046,629

(1) Consolidates SLG's prorata interest in the Annualized Rent of all joint ventures with wholly owned Annualized Rent. The prorata tenant exposure is then calculated as a percentage of this new total.
--------------------------------------------------------------------------------

                     Fourth Quarter - 2000 Leasing Activity
                                Available Space

                                                                                                                Prev. Escalated
          Activity Type                 Building Address        # of Leases     Usable SF    Rentable SF    Rent/Rentable SF* ($'s)
          -------------                 ----------------        -----------     ---------    -----------   -----------------------
Vacancy @ 9/30/00                                                                 247,001

Acquired Vacancies                180 Madison Avenue                               34,599         34,599

Expiring Space
                           Office
                                  90 Broad Street                         1           490            490                     27.54
                                  286 Madison Avenue                      2         2,390          2,390                     26.20
                                  292 Madison Avenue                      2         8,812         11,304                     25.13
                                  555 West 57th Street                    1         3,670          3,670                     17.26
                                  1414 6th Avenue                         2         2,784          4,280                     26.00
                                  70 West 36th Street                     1         2,226          3,059                     23.22
                                  470 Park Ave South                      1         7,722          8,400                     36.00
                                  1372 Broadway                           2         1,818          2,221                     34.63
                                  110 East 42nd Street                    1         1,448          1,944                     24.04
                                  1412 Broadway                           2           890          1,235                     33.31
                                  1466 Broadway                          10        11,018         14,042                     34.88
                                  420 Lexington Avenue                   17        41,375         43,952                     30.85
                                                                -----------     ---------    -----------   -----------------------
Total/Weighted Average                                                   42        84,643         96,987                     30.10

Move Outs
                           Office
                                  70 West 36th Street                     2         8,190         11,111                     23.99
                                  1372 Broadway                           4        11,070         14,478                     25.05
                                  1412 Broadway                           2         2,971          4,414                     29.69
                                  321 West 44th Street                    1           536            505                     14.46
                                  440 Ninth Avenue                        1        11,310         11,900                      9.98
                                  1466 Broadway                          17        20,263         26,706                     33.43
                                  420 Lexington Avenue                    7         9,215         10,371                     37.14
                                                                -----------     ---------    -----------   -----------------------
Total/Weighted Average                                                   34        63,555         79,485                     27.23
                           Retail
                                  1250 Broadway                           1           360            360                     83.33
                                  1412 Broadway                           1         5,490          7,724                     49.96
                                                                -----------     ---------    -----------   -----------------------
                                                                          2         5,850          8,084                     51.45
Evicted Tenants
                           Retail 1412 Broadway                           1         2,617          2,910                     61.44
Relocating Tenants
                           Office
                                  1412 Broadway                           1         1,489          1,800                     36.56
                                  1466 Broadway                          10         7,916         10,731                     33.85
                                  420 Lexington Avenue                    4         6,324          7,239                     47.25
                                                                -----------     ---------    -----------   -----------------------
                                                                         15        15,729         19,770                     39.00

           Addt'l Available Space                       Office           91       198,526        230,841                     29.83
                                                        Retail            3         8,467         10,994                     54.09

Available Space                                                                   453,994

*     Escalated Rent is calculated as Total Annual Income less Electric Charges.

                     Fourth Quarter - 2000 Leasing Activity
                                  Leased Space


                                                        # of                                      Rent /
Activity Type                     Building Address     Leases     Usable SF   Rentable SF   Rentable SF* ($'s)
-------------                     ----------------     ------     ---------   -----------   ------------------
Available Space                                                     453,994

Renewing Tenants
                           Office
                                  292 Madison Avenue        1         4,406         5,652                42.00
                                  1414 6th Avenue           1         2,211         3,300                28.98
                                  70 West 36th Street       1         2,226         3,171                37.00
                                  110 East 42nd Street      1         1,448         2,003                43.00
                                  1466 Broadway             2         1,169         1,295                35.00
                                  420 Lexington Avenue      5        24,200        25,159                40.89
                                                       ------     ---------   -----------   ------------------
Total/Weighted Average                                     11        35,660        40,580                39.69

Relocating Tenants
                           Office
                                  1412 Broadway             1         2,658         2,743                35.00
                                  1466 Broadway             6         7,567         9,406                36.29
                                  420 Lexington Avenue      2         5,932         8,145                43.60
                                                       ------     ---------   -----------   ------------------
                                                            9        16,157        20,294                39.05
Expansion Tenants
                           Office
                                  470 Park Ave South        1         7,722         8,824                36.00
                                  420 Lexington Avenue      2         2,275         2,827                44.44
                                                       ------     ---------   -----------   ------------------
Total/Weighted Average                                      3         9,997        11,651                38.05

New Tenants
Replacing Old Tenants
                           Office
                                  286 Madison Avenue        1           505           505                25.00
                                  292 Madison Avenue        2        14,519        16,469                30.21
                                  70 West 36th Street       1         5,065         6,800                35.00
                                  1372 Broadway             2        10,119        13,160                50.00
                                  110 East 42nd Street      1         3,276         4,830                43.00
                                  1412 Broadway             3         5,279         8,504                33.16
                                  440 Ninth Avenue          1        11,310        14,688                38.00
                                  1466 Broadway             5         3,967         5,510                44.82
                                  420 Lexington Avenue     10        19,395        27,078                50.81
                                                       ------     ---------   -----------   ------------------
Total/Weighted Average                                     26        73,435        97,544                41.80

                                                        Prev. Escalated Rent /                      Free Rent
Activity Type                     Building Address        Rentable SF** ($'s)   T.I / SF ($'s)      # of Months
-------------                     ----------------      ----------------------  --------------      -----------
Available Space

Renewing Tenants
                           Office
                                  292 Madison Avenue                     24.15                               --
                                  1414 6th Avenue                        27.16                               --
                                  70 West 36th Street                    23.22                               --
                                  110 East 42nd Street                   24.04                               --
                                  1466 Broadway                          33.75                               --
                                  420 Lexington Avenue                   26.71            8.58               --
                                                        ----------------------  --------------     ------------
Total/Weighted Average                                                   26.21            5.32               --

Relocating Tenants
                           Office
                                  1412 Broadway                          39.05                               --
                                  1466 Broadway                          26.25                               --
                                  420 Lexington Avenue                   42.85            0.65               --
                                                        ----------------------  --------------     ------------
                                                                         34.64            0.26               --
Expansion Tenants
                           Office
                                  470 Park Ave South                     14.38              --                2
                                  420 Lexington Avenue                   30.11            3.49                5
                                                        ----------------------  --------------     ------------
Total/Weighted Average                                                   18.20            0.85                2

New Tenants
Replacing Old Tenants
                           Office
                                  286 Madison Avenue                     11.84              --               --
                                  292 Madison Avenue                     23.95            7.88                1
                                  70 West 36th Street                    26.18              --               --
                                  1372 Broadway                          24.90            4.01               --
                                  110 East 42nd Street                   21.07              --                1
                                  1412 Broadway                          27.43              --                4
                                  440 Ninth Avenue                        9.98              --               --
                                  1466 Broadway                          32.30              --                3
                                  420 Lexington Avenue                   31.06            8.06               10
                                                        ----------------------  --------------     ------------
Total/Weighted Average                                                   24.68            4.11                1

                     Fourth Quarter - 2000 Leasing Activity
                                  Leased Space

                                                        # of                                      Rent /
Activity Type                     Building Address     Leases     Usable SF   Rentable SF   Rentable SF* ($'s)
-------------                     ----------------     ------     ---------   -----------   ------------------
New Tenants
Replacing Vacancies
                           Office
                                  100 Park Avenue           1         8,611         9,834                59.00
                                  1250 Broadway             1         1,992         2,326                15.00
                                  1412 Broadway             1         1,566         1,566                44.00
                                  1466 Broadway             1           366           500                17.50
                                  420 Lexington Avenue      1         1,490         1,490                68.40
                                                       ------     ---------   -----------   ------------------
Total/Weighted Average                                      5        14,025        15,716                50.56

                     Leased Space    Total Office          54       149,274       185,785                41.54

Sold Vacancies                    90 Broad Street                     5,043
                                  17 Battery South                   59,094

Total Available Space 12/31/00 (net of Holdover)                    240,583

Holdover Tenants
                                  286 Madison Avenue        1           720           720                26.09
                                  555 West 57th Street      1         3,670         3,670                17.26
                                  1412 Broadway             1           255           330                37.77
                                  1466 Broadway             5         5,395         6,980                34.98
                                  420 Lexington Avenue      4         7,812         8,977                40.75
                                                       ------     ---------   -----------   ------------------
                                                           12        17,852        20,677                34.07

Total Available Space 9/30/00 (incl. Holdover)                      222,731

Early Renewals
                           Retail
                                  1250 Broadway             1         2,108         4,100                82.98

                                                        Prev. Escalated Rent /                       Free Rent
Activity Type                     Building Address        Rentable SF** ($'s)   T.I / SF ($'s)      # of Months
-------------                     ----------------      ----------------------  --------------      -----------
New Tenants
Replacing Vacancies
                           Office
                                  100 Park Avenue                                        30.00                4
                                  1250 Broadway                                             --               --
                                  1412 Broadway                                             --               --
                                  1466 Broadway                                             --               --
                                  420 Lexington Avenue                                      --               --
                                                                                --------------      -----------
Total/Weighted Average                                                                   18.77               --

                     Leased Space    Total Office                        25.79            4.99                1

Sold Vacancies                    90 Broad Street
                                  17 Battery South

Total Available Space 12/31/00 (net of Holdover)

Holdover Tenants
                                  286 Madison Avenue                     26.09              --               --
                                  555 West 57th Street                   17.26              --               --
                                  1412 Broadway                          37.77              --               --
                                  1466 Broadway                          34.98              --               --
                                  420 Lexington Avenue                   29.77              --               --
                                                        ----------------------  --------------      -----------
                                                                         29.30              --               --

Total Available Space 12/31/00 (incl. Holdover)

Early Renewals
                           Retail
                                  1250 Broadway                          71.06                               --

*     Annual Base Rent
**    Escalated Rent is calculated as Total Annual Income less Electric Charges.

                                           Annual Lease Expirations
                                           ------------------------
                                            Consolidated Properties


                      Number of   Squares Footage  Percentage of    Annualized Rent      Annualized Rent  Year 2001 Weighted
 Year of Lease         Expiring     of Expiring     Total Lease  of Expiring Leases     of Expiring        Average Asking
  Expiration           Leases*        Leases          Sq. Ft.          ($'s)            Leases $/psf**      Rents $/psf


In 1st Quarter 2001       73         101,247          1.53          2,565,104               25.34             42.37
In 2nd Quarter 2001       38          61,137          0.92          1,865,340               30.51             40.41
In 3rd Quarter 2001       37         195,739          2.95          5,566,388               28.44             42.92
In 4th Quarter 2001       29         103,845          1.57          2,537,945               24.44             40.07

   Total 2001            177         461,968          6.97         12,534,777               27.13             41.83
         2002            126         382,491          5.77         10,570,173               27.64             41.82
         2003            128         506,887          7.65         14,447,701               28.50             41.58
         2004             78         297,161          4.48          8,536,010               28.73             42.15
         2005             90         749,837         11.31         22,769,627               30.37             41.82
         2006             39         332,339          5.01          9,325,452               28.06             40.97
         2007             36         497,490          7.50         12,268,550               24.66             38.89
         2008             39         589,467          8.89         17,283,954               29.32             39.62
         2009             34         542,870          8.19         14,013,430               25.81             41.89
         2010             39         989,790         14.93         26,804,913               27.08             42.87
  Thereeafter             40       1,278,823         19.29         35,109,865               27.45             42.81
                    -----------------------------------------------------------------------------------------------
                         826       6,629,123        100.00        183,664,452               27.71             41.71




* Tenants may have multiple leases.
** Represents in place annualized rent allocated by year of maturity.

                            Annual Lease Expirations
                            ------------------------
                            Joint Venture Properties


                             Number of   Squares Footage   Percentage of  Annualized Rent  Annualized Rent   Year 2001 Weighted
   Year of Lease             Expiring     of Expiring      Total Lease     of Expiring       of Expiring        Average Asking
    Expiration               Leases*       Leases             Sq.Ft.          ($'s)         Leases $/psf**      Rents $/psf


In 1st Quarter 2001           10           17,344            0.91          380,901            21.96               42.62
In 2nd Quarter 2001            3            4,506            0.24           96,240            21.36               43.00
In 3rd Quarter 2001            3            2,486            0.13           77,734            31.27               48.87
In 4th Quarter 2001            4           10,671            0.56          243,379            22.81               41.31

       Total 2001             20           35,007            1.83          798,254            22.80               42.71
             2002             32          166,220            8.68        4,005,413            24.10               43.83
             2003             19          223,291           11.67        5,194,069            23.26               43.56
             2004             19          156,391            8.17        5,069,817            32.42               47.95
             2005             13          146,120            7.63        4,419,993            30.25               51.47
             2006             11          261,153           13.64        5,631,477            21.56               45.19
             2007              5          251,662           13.15        8,449,948            33.58               53.52
             2008             10          144,757            7.56        3,801,568            26.26               47.45
             2009             12          325,927           17.03       10,391,102            31.88               51.93
             2010             11          138,553            7.24        4,772,488            34.45               50.21
       Thereafter              5           65,048            3.40        1,385,565            21.30               45.64
                          ----------------------------------------------------------------------------------------------
                             157        1,914,129          100.00       53,919,694            28.17               48.33


* Tenants may have multiple leases.
** Represents in place annualized rent allocated by year of maturity.

              SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997

                                                                                                               Net Rentable
1998 Acquisitions       Property                             Type of Ownership     Submarket                        s.f.
-----------------       --------                             -----------------     ---------                        ----
        Mar-98          420 Lexington                        Operating Sublease    Grand Central North            1,188,000
        Mar-98          1466 Broadway                        Fee Interest          Times Square                     289,000
        Mar-98          321 West 44th                        Fee Interest          Times Square                     203,000
        May-98          711 3rd Avenue                       Operating Sublease    Grand Central North              524,000
        Jun-98          440 9th Avenue                       Fee Interest          Garment                          339,000
        Aug-98          1412 Broadway                        Fee Interest          Times Square South               389,000
                                                                                                                -----------
                                                                                                                  2,932,000

1999 Acquisitions
        Jan-99          420 Lexington Leasehold              Sub-leasehold         Grand Central North
        Jan-99          555 West 57th - 65% JV               Fee Interest          Midtown West                     941,000
        May-99          90 Broad Street - 35% JV             Fee Interest          Financial                        339,000
        May-99          The Madison Properties:              Fee Interest          Grand Central South
                             286 Madison Avenue                                                                     112,000
                             290 Madison Avenue                                                                      36,800
                             292 Madison Avenue                                                                     187,000
        Aug-99          1250 Broadway - 50% JV               Fee Interest          Penn Station                     670,000
        Nov-99          555 West 57th - remaining 35%        Fee Interest          Midtown West                          --
                                                                                                                -----------
                                                                                                                  2,285,800

2000 Acquisitions
        Feb-00          100 Park Avenue                      Fee Interest          Grand Central South              834,000
        Dec-00          180 Madison Avenue                   Fee Interest          Grand Central South              265,000

Contribution to JV
        May-00          321 West 44th                        Fee Interest          Times Square                     203,000

2001 Acquisitions
        Jan-01          1370 Broadway                        Fee Interest          Garment                          255,000
        Jan-01          1 Park Avenue                        Various Interests     Grand Central South              913,000
        Jan-01          469 7th Avenue                       Fee Interest          Penn Station                     253,000

                                                                    % Leased      % Leased     Acquisition Price
1998 Acquisitions       Property                                 at acquisition   12/31/2000        $'s/sf)
-----------------       --------                                 --------------   ----------     -----------
        Mar-98          420 Lexington                                        83         100        78,000,000
        Mar-98          1466 Broadway                                        87          84        64,000,000
        Mar-98          321 West 44th                                        96          97        17,000,000
        May-98          711 3rd Avenue                                       79         100        65,600,000 (1)
        Jun-98          440 9th Avenue                                       76          94        32,000,000
        Aug-98          1412 Broadway                                        90          97        82,000,000
                                                                                                ------------
                                                                                                  338,600,000

1999 Acquisitions
        Jan-99          420 Lexington Leasehold                                                    27,300,000
        Jan-99          555 West 57th - 65% JV                              100         100        66,700,000 (2)
        May-99          90 Broad Street - 35% JV                             82          87        34,500,000
        May-99          The Madison Properties:                                                    50,000,000
                             286 Madison Avenue                              99          98
                             290 Madison Avenue                              86         100
                             292 Madison Avenue                              97         100
        Aug-99          1250 Broadway - 50% JV                               97         100        93,000,000
        Nov-99          555 West 57th - remaining 35%                                              34,100,000
                                                                                                ------------
                                                                                                  305,600,000

2000 Acquisitions
        Feb-00          100 Park Avenue                                      97         100       192,000,000
        Dec-00          180 Madison Avenue                                   87          87        41,250,000

Contribution to JV
        May-00          321 West 44th                                        98          97        28,400,000

2001 Acquisitions
        Jan-01          1370 Broadway                                        97                    50,500,000
        Jan-01          1 Park Avenue                                        97                   233,900,000
        Jan-01          469 7th Avenue                                       98                    45,700,000

(1) This includes the issuance of 44,772 OP units (valued at $1mm) and $20mm for a 50% interest in the Building Fee (purchased 7/98).
(2)   This includes the assumption of mortgage debt for $28.6mm (65% of $44mm).

                 SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999


                                                                    Net Rentable       Sales          Sales
2000 Sales   Property           Type of Ownership     Submarket         s.f.         Price ($'s)    Price ($'s/s.f.)
----------   --------           -----------------     ---------        ----          -----------    ----------------
Feb-00   29 West 35th Street    Fee Structure        Garment           78,000        11,700,000      $      150
Mar-00   36 West 44th Street    Fee Structure        Grand Central    178,000        31,500,000      $      177
May-00   321 West 44th Street   Fee Structure        Times Square     203,000        28,400,000      $      140
Nov-00   90 Broad Street        Fee Structure        Financial        339,000        60,000,000      $      177
Dec-00   17 Battery South       Fee Structure        Financial        392,000        53,000,000      $      135
